UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-07478

Name of Fund: BlackRock MuniVest Fund II, Inc. (MVT)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Donald C. Burke, Chief Executive Officer,
      BlackRock MuniVest Fund II, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 10/31/2008

Date of reporting period: 11/01/2007 - 10/31/2008

Item 1 - Report to Stockholders

EQUITIES   FIXED INCOME   REAL ESTATE
LIQUIDITY  ALTERNATIVES   BLACKROCK SOLUTIONS

BlackRock                                                              BLACKROCK
MuniVest Fund II, Inc. (MVT)

ANNUAL REPORT | OCTOBER 31, 2008

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

Table of Contents
================================================================================
                                                                            Page
--------------------------------------------------------------------------------
A Letter to Shareholders .................................................     3
Annual Report:
Fund Summary .............................................................     4
The Benefits and Risks of Leveraging .....................................     5
Derivative Instruments ...................................................     5
Financial Statements:
  Schedule of Investments ................................................     6
  Statement of Assets and Liabilities ....................................    11
  Statement of Operations ................................................    11
  Statements of Changes in Net Assets ....................................    12
Financial Highlights .....................................................    13
Notes to Financial Statements ............................................    14
Report of Independent Registered Public Accounting Firm ..................    19
Important Tax Information (Unaudited) ....................................    19
Disclosure of Investment Advisory Agreement and Subadvisory Agreement ....    20
Automatic Dividend Reinvestment Plan .....................................    24
Officers and Directors ...................................................    25
Additional Information ...................................................    29


2       BLACKROCK MUNIVEST FUND II, INC.              OCTOBER 31, 2008

A Letter to Shareholders

Dear Shareholder

It has been a tumultuous period for investors, marked by almost daily headlines of deepening turmoil in financial markets and a darkening economic outlook. The news took an extraordinarily heavy tone late in the period as the credit crisis boiled over and triggered unprecedented failures and consolidation in the financial sector, stoking fears of a market and economic collapse and prompting a series of new government programs designed to contain and combat the fallout.

The Federal Reserve Board (the "Fed") has taken decisive measures to restore liquidity and stabilize the financial system. Key moves included slashing the target federal funds rate 250 basis points (2.50%) between November 2007 and April 2008 and providing massive cash injections and lending programs. In October, as credit conditions further deteriorated, the central bank cut the key interest rate by 50 basis points on two separate occasions -- on October 8 in coordination with five other global central banks, and again during its regularly scheduled meeting on October 29. This left the key short-term rate at just 1.0%, its lowest level since 2004. While the U.S. economy appeared fairly resilient through the second quarter of 2008, the third quarter saw a contraction of 0.5%, and a more significant decline is expected for the fourth quarter. Moreover, on December 1, the National Bureau of Economic Research confirmed that the U.S. had entered a recession in December 2007.

Against this backdrop, U.S. equity markets experienced intense volatility, with periods of downward pressure punctuated by sharp rebounds. Losses were significant and broad-based, though small-cap stocks fared moderately better than their larger counterparts. Non-U.S. markets decelerated at a considerably faster pace than domestic equities -- a stark reversal of recent years' trends, when international stocks generally outpaced U.S. stocks.

Treasury issues also traded in a volatile fashion, but rallied overall (yields fell and prices correspondingly rose) and outperformed other fixed income assets as investors continued their flight to higher quality and more liquid securities. Tax-exempt issues generally underperformed, as problems among municipal bond insurers and the collapse in the market for auction rate securities afflicted the group throughout the course of the past year. At the same time, the above mentioned economic headwinds and malfunctioning credit markets plagued the high yield sector, with the third quarter of 2008 marking one of the worst periods in history for the asset class.

Facing unprecedented volatility and macro pressures, the major benchmark indexes generally recorded losses for the six- and 12-month reporting periods:

Total Returns as of October 31, 2008                                                     6-month     12-month
==============================================================================================================
U.S. equities (S&P 500 Index)                                                            (29.28)%     (36.10)%
--------------------------------------------------------------------------------------------------------------
Small cap U.S. equities (Russell 2000 Index)                                             (24.39)      (34.16)
--------------------------------------------------------------------------------------------------------------
International equities (MSCI Europe, Australasia, Far East Index)                        (41.21)      (46.62)
--------------------------------------------------------------------------------------------------------------
Fixed income (Barclays Capital U.S. Aggregate Index*)                                     (3.63)        0.30
--------------------------------------------------------------------------------------------------------------
Tax-exempt fixed income (Barclays Capital Municipal Bond Index*)                          (4.70)       (3.30)
--------------------------------------------------------------------------------------------------------------
High yield bonds (Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index*)    (24.86)      (25.41)
--------------------------------------------------------------------------------------------------------------

*     Formerly a Lehman Brothers Index.

      Past performance is no guarantee of future results. Index performance shown is for illustrative purposes only. You cannot invest directly in an index.

Through periods of market turbulence, as ever, BlackRock's full resources are dedicated to the management of our clients' assets. For our most current views on the economy and financial markets, we invite you to visit www.blackrock.com/funds. As always, we thank you for entrusting BlackRock with your investments, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,


/s/ Rob Kapito

Rob Kapito
President, BlackRock Advisors, LLC


         BLACKROCK MUNIVEST FUND II, INC.              OCTOBER 31, 2008       3

Fund Summary as of October 31, 2008

Investment Objective

BlackRock MuniVest Fund II, Inc. (MVT) (the "Fund") seeks to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment grade municipal obligations, the interest on which, in the opinion of bond counsel to the issuers, is exempt from federal income taxes.

Performance

For the 12 months ended October 31, 2008, the Fund returned (25.18)%, based on market price and (19.33)% based on net asset value ("NAV"). For the same period, the closed-end Lipper Insured Municipal Debt Funds (Leveraged) category posted an average return of (14.93)% on a NAV basis. All returns reflect reinvestment of dividends. The Fund's discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The Fund maintained a relatively neutral duration exposure for much of the period. Fund underperformance resulted from the widening of credit spreads, as prices on the Fund's lower-rated holdings fell significantly more than higher-rated municipal bonds. These lower-rated bonds, however, have continued to generate substantial income for the Fund, allowing it to distribute a well-above-average dividend yield.

      The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on New York Stock Exchange .............................        MVT
Initial Offering Date .........................................   March 29, 1993
Yield on Closing Market Price as of October 31, 2008 ($9.75) 1.        8.74%
Tax Equivalent Yield 2 ........................................       13.45%
Current Monthly Distribution per Common Share 3 ...............     $ 0.071
Current Annualized Distribution of Common Share 3 .............     $ 0.852
Leverage as of October 31, 2008 4 .............................          47%
--------------------------------------------------------------------------------
1 Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.
      Past performance does not guarantee future results.
2     Tax equivalent yield assumes the maximum federal tax rate of 35%.
3     The distribution is not constant and is subject to change.
4 As a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to Auction Market Preferred Shares ("Preferred Shares") and tender option bond trusts ("TOBs")) minus the sum of accrued liabilities.

The table below summarizes the changes in the Fund's market price and net asset value per share:

--------------------------------------------------------------------------------
                               10/31/08  10/31/07    Change      High       Low
--------------------------------------------------------------------------------
Market Price ...............    $ 9.75    $13.91    (29.91)%    $15.30    $ 6.77
Net Asset Value ............    $10.95    $14.49    (24.43)%    $14.62    $10.32
--------------------------------------------------------------------------------

The following unaudited charts show the portfolio composition and credit quality allocations of the Fund's long-term investments:

Portfolio Composition

Sector                                                      10/31/08    10/31/07
--------------------------------------------------------------------------------
Industrial & Pollution Control ............................    19%        18%
Hospital ..................................................    17         29
Transportation ............................................    13          4
City, County & State ......................................    11          8
Education .................................................    10          7
Power .....................................................     8         10
Tax Revenue ...............................................     8          9
Tobacco ...................................................     5          6
Housing ...................................................     4          5
Water & Sewer .............................................     3          2
Lease Revenue .............................................     2          2
--------------------------------------------------------------------------------

Credit Quality Allocations 5

Credit Rating                                               10/31/08    10/31/07
--------------------------------------------------------------------------------
AAA/Aaa ...................................................    29%        25%
AA/Aa .....................................................    22         19
A/A .......................................................    16         22
BBB/Baa ...................................................    14         17
BB/Ba .....................................................     2          2
B/B .......................................................     1          1
Not Rated .................................................    16 6       14
--------------------------------------------------------------------------------
5 Using the higher of Standard & Poor's or Moody's Investors Service ratings.
6 The investment advisor has deemed certain of these securities to be of investment grade quality. As of October 31, 2008, the market value of these securities was $9,997,993, representing 2% of the Fund's long-term investments.


4       BLACKROCK MUNIVEST FUND II, INC.              OCTOBER 31, 2008

The Benefits and Risks of Leveraging

The Fund may utilize leverage to seek to enhance the yield and NAV of its Common Shares. However, these objectives cannot be achieved in all interest rate environments.

To leverage, the Fund issues Preferred Shares, which pay dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. In general, the concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Shareholders will benefit from the incremental yield.

To illustrate these concepts, assume the Fund's Common Shares capitalization is $100 million and it issues Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are 3% and long-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the Fund's total portfolio of $150 million earns the income based on long-term interest rates. Conversely, if prevailing short-term interest rates rise above long-term interest rates of 6%, the yield curve has a negative slope. In this case, the Fund pays dividends on the higher short-term interest rates whereas the Fund's total portfolio earns income based on lower long-term interest rates.

In this case, the dividends paid to Preferred Shareholders are significantly lower than the income earned on the Fund's long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Shares will be reduced or eliminated completely.

Furthermore, the value of the Fund's portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the redemption value of the Fund's Preferred Shares does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Fund's NAV positively or negatively in addition to the impact on Fund performance from leverage from Preferred Shares discussed above.

The Fund may also, from time to time, leverage its assets through the use of tender option bond ("TOB") programs, as described in Note 1 of the Notes to Financial Statements. TOB investments generally will provide the Fund with economic benefits in periods of declining short-term interest rates, but expose the Fund to risks during periods of rising short-term interest rates similar to those associated with Preferred Shares issued by the Fund, as described above. Additionally, fluctuations in the market value of municipal securities deposited into the TOB trust may adversely affect the Fund's NAV per share.

The use of leverage may enhance opportunities for increased returns to the Fund and Common Shareholders, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in a Fund's NAV, market price and dividend rate than a comparable portfolio without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Shareholders will be reduced. The Fund may be required to sell portfolio securities at inopportune times or below fair market values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Fund to incur losses. The use of leverage may limit a Fund's ability to invest in certain types of securities or use certain types of hedging strategies, such as in the case of certain restrictions imposed by ratings agencies that rate preferred shares issued by the Fund. The Fund will incur expenses in connection with the use of leverage, all of which are borne by the holders of the Common Shares and may reduce returns on the Common Shares.

Under the Investment Company Act of 1940, the Fund is permitted to issue Preferred Shares in an amount of up to 50% of its total managed assets at the time of issuance. Under normal circumstances, the Fund anticipates that the total economic leverage from Preferred Shares and TOBs will not exceed 50% of its total managed assets at the time such leverage is incurred. As of October 31, 2008, the Fund had leverage from Preferred Shares and TOBs of 47% of its total managed assets.

Derivative Instruments

The Fund may invest in various derivative instruments, including swap agreements and futures, and other instruments specified in the Notes to Financials Statements, which constitute additional forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the other party to the transaction and illiquidity of the derivative instrument. The Fund's ability to successfully use a derivative instrument depends on the Advisor's ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. The Fund's investments in these instruments are discussed in detail in the Notes to Financial Statements.


         BLACKROCK MUNIVEST FUND II, INC.              OCTOBER 31, 2008       5

Schedule of Investments October 31, 2008
                                     (Percentages shown are based on Net Assets)

                                                           Par
Municipal Bonds                                           (000)       Value
===============================================================================
Alabama -- 2.9%
Prattville, Alabama, IDB, Environmental Improvement
   Revenue Bonds (International Paper Company
   Projects), AMT, Series A, 4.75%, 12/01/30             $ 3,500  $   1,968,890
Selma, Alabama, IDB, Environmental Improvement
   Revenue Bonds (International Paper Company
   Project), AMT, Series A, 4.75%, 12/01/30                5,000      2,812,700
Tuscaloosa, Alabama, Special Care Facilities Financing
   Authority, Residential Care Facility Revenue Bonds
   (Capstone Village, Inc. Project), Series A,
   5.875%, 8/01/36 (a)(b)                                  2,900      1,750,904
                                                                  -------------
                                                                      6,532,494
===============================================================================
Arizona -- 2.4%
Maricopa County, Arizona, IDA, Education Revenue
   Bonds (Arizona Charter Schools Project 1), Series A,
   6.75%, 7/01/29                                          1,000        772,320
Maricopa County, Arizona, Tempe Elementary Unified
   School District Number 3, GO, Refunding,
   7.50%, 7/01/10 (c)(d)                                   2,315      2,487,352
Pima County, Arizona, IDA, Education Revenue Bonds
   (Arizona Charter Schools Project), Series C,
   6.75%, 7/01/31                                          1,975      1,627,143
Pima County, Arizona, IDA, Education Revenue
   Refunding Bonds (Arizona Charter Schools
   Project II), Series A, 6.75%, 7/01/21                     510        457,312
                                                                  -------------
                                                                      5,344,127
===============================================================================
California -- 3.5%
California State, GO, 5.50%, 4/01/14 (c)                       5          4,865
Chula Vista, California, IDR (San Diego Gas and
   Electric Company), AMT, Series B, 5%, 12/01/27          2,500      1,962,275
Golden State Tobacco Securitization Corporation of
   California, Tobacco Settlement Revenue Bonds,
   Series A-3, 7.875%, 6/01/13 (e)                         5,010      5,876,079
                                                                  -------------
                                                                      7,843,219
===============================================================================
Colorado -- 5.2%
Colorado HFA, Revenue Refunding Bonds
   (S/F Program), AMT, Senior Series A-2,
   7.50%, 4/01/31                                            135        142,173
Elk Valley, Colorado, Public Improvement Revenue
   Bonds (Public Improvement Fee):
      Series A, 7.35%, 9/01/31                             3,025      2,606,582
      Series B, 7.45%, 9/01/31                               440        375,302
North Range Metropolitan District Number 1,
   Colorado, GO, 7.25%, 12/15/11 (e)                       1,310      1,456,969
Pitkin County, Colorado, IDR, Refunding (Aspen
   Skiing Company Project), VRDN, AMT, Series B,
   1.25%, 4/01/14 (f)(g)                                   2,100      2,100,000
Plaza Metropolitan District Number 1, Colorado,
   Tax Allocation Revenue Bonds (Public
   Improvement Fees):
      8%, 12/01/25                                         3,300      3,041,280
      8.125%, 12/01/25                                       820        716,204
Southlands Metropolitan District Number 1,
   Colorado, GO, 7%, 12/01/14 (e)                          1,000      1,174,260
                                                                  -------------
                                                                     11,612,770
===============================================================================
Connecticut -- 1.2%
Connecticut State Development Authority, Airport
   Facility Revenue Bonds (Learjet Inc. Project), AMT,
   7.95%, 4/01/26                                          1,165      1,049,816
Mohegan Tribe Indians Gaming Authority, Connecticut,
   Public Improvement Revenue Refunding Bonds
   (Priority Distribution), 6.25%, 1/01/31                 2,000      1,544,180
                                                                  -------------
                                                                      2,593,996
===============================================================================
Florida -- 5.5%
Fiddlers Creek, Florida, Community Development
   District Number 2, Special Assessment
   Revenue Bonds:
      Series A, 6.375%, 5/01/35                            2,350      1,787,739
      Series B, 5.75%, 5/01/13                               400        367,248
Hillsborough County, Florida, IDA, Hospital Revenue
   Bonds (H. Lee Moffitt Cancer Center Project),
   Series A, 5.25%, 7/01/37                                3,500      2,535,470
Midtown Miami, Florida, Community Development
   District, Special Assessment Revenue Bonds,
   Series A, 6.25%, 5/01/37                                4,000      2,973,040
Orlando, Florida, Urban Community Development
   District, Capital Improvement Special
   Assessment Bonds:
      6.25%, 5/01/34                                       1,135        851,806
      Series A, 6.95%, 5/01/11 (e)                         1,000      1,090,250
Palm Coast Park Community Development District,
   Florida, Special Assessment Revenue Bonds,
   5.70%, 5/01/37                                          1,240        826,857
Park Place Community Development District, Florida,
   Special Assessment Revenue Bonds,
   6.75%, 5/01/10 (e)                                        900        960,759
Preserve at Wilderness Lake, Florida, Community
   Development District, Capital Improvement Bonds,
   Series A, 7.10%, 5/01/33                                  905        822,564
                                                                  -------------
                                                                     12,215,733
===============================================================================
Georgia -- 5.3%
Fulton County, Georgia, Residential Care Facilities,
   Revenue Refunding Bonds (Canterbury Court
   Project), Series A, 6.125%, 2/15/26                     2,000      1,524,540
Gainesville, Georgia, Redevelopment Authority,
   Educational Facilities Revenue Refunding Bonds
   (Riverside Military Academy), 5.125%, 3/01/37             600        340,590

Portfolio Abbreviations

To simplify the listings of the Fund's portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the list on the right.

AMT     Alternative Minimum Tax (subject to)
EDA     Economic Development Authority
GO      General Obligation Bonds
HFA     Housing Finance Agency
IDA     Industrial Development Authority
IDB     Industrial Development Board
IDR     Industrial Development Revenue Bonds
PCR     Pollution Control Revenue Bonds
S/F     Single-Family
VRDN    Variable Rate Demand Notes

See Notes to Financial Statements.


6       BLACKROCK MUNIVEST FUND II, INC.              OCTOBER 31, 2008

Schedule of Investments (continued)  (Percentages shown are based on Net Assets)

                                                           Par
Municipal Bonds                                           (000)       Value
===============================================================================
Georgia (concluded)
Georgia Municipal Electric Authority, Power Revenue
   Refunding Bonds:
      Series W, 6.60%, 1/01/18 (h)                       $   380  $     425,547
      Series W, 6.60%, 1/01/18                             5,615      6,033,767
      Series X, 6.50%, 1/01/20                             1,250      1,336,700
Houston County, Georgia, Hospital Authority Revenue
   Bonds (Houston Heart Institute Project),
   5.25%, 10/01/35                                         2,500      1,899,700
Main Street Natural Gas, Inc., Georgia, Gas Project
   Revenue Bonds, Series A, 6.25%, 7/15/33 (a)(b)          2,200        341,000
                                                                  -------------
                                                                     11,901,844
===============================================================================
Idaho -- 0.0%
Idaho Housing Agency, S/F Mortgage Revenue
   Refunding Bonds, AMT, Series E-2, 6.90%, 1/01/27           85         86,846
===============================================================================
Illinois -- 9.4%
Chicago, Illinois, S/F Mortgage Revenue Bonds, AMT,
   Series C, 7%, 3/01/32 (i)(j)(k)                           190        194,106
Chicago, Illinois, Special Assessment Bonds (Lake
   Shore East), 6.75%, 12/01/32                              800        673,048
Chicago, Illinois, Tax Allocation Bonds (Kingsbury
   Redevelopment Project), Series A, 6.57%, 2/15/13        1,000        963,660
Hodgkins, Illinois, Environmental Improvement
   Revenue Bonds (Metro Biosolids Management
   LLC Project), AMT, 6%, 11/01/23                         2,800      2,405,312
Illinois Development Finance Authority Revenue
   Bonds (Community Rehabilitation Providers
   Facilities), Series A, 6.50%, 7/01/22                   1,000        963,990
Illinois Development Finance Authority, Revenue
   Refunding Bonds (Community Rehabilitation
   Providers Facilities), Series A, 6%, 7/01/15              635        617,976
Illinois State Finance Authority Revenue Bonds:
      (Friendship Village of Schaumburg), Series A,
         5.625%, 2/15/37                                     500        317,270
      (Landing at Plymouth Place Project), Series A,
         6%, 5/15/37                                       1,035        707,888
McLean and Woodford Counties, Illinois, Community
   Unit School District Number 005, GO, Refunding,
   6.375%, 12/01/16 (l)                                      365        393,667
Regional Transportation Authority, Illinois,
   Revenue Bonds:
      Series A, 7.20%, 11/01/20 (m)                        1,500      1,715,565
      Series A, 6.70%, 11/01/21 (c)(d)                     7,000      7,796,950
      Series C, 7.75%, 6/01/20 (c)(d)                      2,500      2,929,125
Village of Wheeling, Illinois, Revenue Bonds (North
   Milwaukee/Lake-Cook Tax Increment Financing
   Project), 6%, 1/01/25                                   1,580      1,238,372
                                                                  -------------
                                                                     20,916,929
===============================================================================
Indiana -- 7.8%
Indiana Health and Educational Facilities Financing
   Authority, Hospital Revenue Bonds (Clarian Health
   Obligation), Series A, 5.25%, 2/15/40                   2,200      1,618,034
Indiana Transportation Finance Authority, Highway
   Revenue Bonds, Series A:
      7.25%, 6/01/15                                       2,000      2,196,668
      6.80%, 12/01/16                                      3,775      4,139,174
Indianapolis, Indiana, Local Public Improvement
   Bond Bank, Revenue Refunding Bonds, Series D,
   6.75%, 2/01/14                                          8,750      9,465,925
                                                                  -------------
                                                                     17,419,801
===============================================================================
Louisiana -- 8.0%
Louisiana Public Facilities Authority, Hospital Revenue
   Bonds (Franciscan Missionaries of Our Lady Health
   System, Inc.), Series A, 5.25%, 8/15/36                 8,260      6,319,313
Port New Orleans, Louisiana, IDR, Refunding
   (Continental Grain Company Project),
   6.50%, 1/01/17                                         10,000      8,628,200
Sabine River Authority, Louisiana, Water Facilities
   Revenue Refunding Bonds (International Paper
   Company), 6.20%, 2/01/25                                3,600      2,917,800
                                                                  -------------
                                                                     17,865,313
===============================================================================
Maryland -- 1.8%
Maryland State Community Development
   Administration, Department of Housing and
   Community Development, Residential Revenue
   Refunding Bonds, AMT, Series D, 4.90%, 9/01/42          1,500      1,047,510
Maryland State Health and Higher Educational
   Facilities Authority Revenue Bonds:
      (King Farm Presbyterian Community),
         Series B, 5%, 1/01/17                             1,100        861,058
      (University of Maryland Medical System),
         Series B, 7%, 7/01/22 (c)(d)                      1,000      1,013,930
Montgomery County, Maryland, Special Obligation,
   GO (West Germantown Development District),
   Series A, 6.70%, 7/01/27 (n)                            1,205      1,108,817
                                                                  -------------
                                                                      4,031,315
===============================================================================
Massachusetts -- 7.1%
Massachusetts State College Building Authority,
   Project Revenue Refunding Bonds, Senior-Series A,
   7.50%, 5/01/11 (o)                                      1,000      1,105,800
Massachusetts State, HFA, Housing Revenue Bonds,
   AMT, Series A:
      5.10%, 12/01/27                                      2,000      1,633,920
      5.20%, 12/01/37                                      3,000      2,281,770
Massachusetts State, HFA, Housing Revenue
   Refunding Bonds, AMT, Series D, 4.85%, 6/01/40          2,770      1,897,561
Massachusetts State, HFA, S/F Housing Revenue
   Bonds, AMT, Series 130, 5%, 12/01/32                    2,720      2,065,214
Massachusetts State Water Resource Authority
   Revenue Bonds, Series A, 6.50%, 7/15/19 (h)             6,000      6,812,940
                                                                  -------------
                                                                     15,797,205
===============================================================================
Michigan -- 10.5%
Flint, Michigan, Hospital Building Authority, Revenue
   Refunding Bonds (Hurley Medical Center),
   Series A, 6%, 7/01/20 (p)                               3,100      2,489,827
Macomb County, Michigan, Hospital Finance
   Authority, Hospital Revenue Bonds (Mount Clemens
   General Hospital), Series B, 5.875%, 11/15/13 (e)       2,320      2,574,179
Michigan State Hospital Finance Authority, Revenue
   Refunding Bonds:
      (Henry Ford Health System), Series A,
         5.25%, 11/15/46                                   7,050      5,246,469
      (McLaren Health Care Corporation),
         5.75%, 5/15/38                                    8,560      7,639,458
      (Trinity Health Credit), Series A, 6%, 12/01/20      2,200      2,205,368
Pontiac, Michigan, Tax Increment Finance Authority,
   Revenue Refunding Bonds (Development Area
   Number 3), 6.375%, 6/01/12 (e)                          3,000      3,331,650
                                                                  -------------
                                                                     23,486,951
===============================================================================

See Notes to Financial Statements.


         BLACKROCK MUNIVEST FUND II, INC.              OCTOBER 31, 2008       7

Schedule of Investments (continued)  (Percentages shown are based on Net Assets)

                                                           Par
Municipal Bonds                                           (000)       Value
===============================================================================
Mississippi -- 12.7%
Lowndes County, Mississippi, Solid Waste Disposal
   and PCR, Refunding (Weyerhaeuser Company
   Project), Series A, 6.80%, 4/01/22                    $ 5,850  $   4,818,879
Mississippi Business Finance Corporation, Mississippi,
   PCR, Refunding (System Energy Resources
   Inc. Project):
      5.875%, 4/01/22                                      7,200      5,802,264
      5.90%, 5/01/22                                       5,215      4,210,070
Mississippi Business Finance Corporation, Mississippi,
   Solid Waste Disposal Revenue Refunding Bonds
   (Mississippi Power Company Project), VRDN, AMT,
   0.95%, 5/01/28 (f)(g)                                  13,520     13,520,000
                                                                  -------------
                                                                     28,351,213
===============================================================================
Missouri -- 0.2%
Missouri State Health and Educational Facilities
   Authority, Health Facilities Revenue Refunding
   Bonds (Sisters of Mercy Health System), VRDN,
   Series A, 1%, 6/01/16 (f)(g)                              500        500,000
Missouri State Housing Development Commission,
   S/F Mortgage Revenue Bonds (Homeowner Loan),
   AMT, Series A, 7.50%, 3/01/31 (i)(j)                       85         89,516
                                                                  -------------
                                                                        589,516
===============================================================================
Nevada -- 0.2%
Clark County, Nevada, Improvement District Number 142,
   Special Assessment Bonds, 6.375%, 8/01/23                 610        506,764
===============================================================================
New Jersey -- 4.6%
New Jersey EDA, Cigarette Tax Revenue Bonds,
   5.50%, 6/15/24                                          4,250      3,369,103
New Jersey EDA, Special Facility Revenue Bonds
   (Continental Airlines Inc. Project), AMT,
   6.25%, 9/15/29                                          3,000      1,688,220
New Jersey Health Care Facilities Financing Authority
   Revenue Bonds (Pascack Valley Hospital
   Association), 6.625%, 7/01/36 (a)(b)                    1,680         55,944
New Jersey State Housing and Mortgage Finance
   Agency Revenue Bonds, Series AA,
   6.375%, 10/01/28                                        1,300      1,321,385
Tobacco Settlement Financing Corporation of
   New Jersey, Asset-Backed Revenue Bonds,
   7%, 6/01/13 (e)                                         3,285      3,787,375
                                                                  -------------
                                                                     10,222,027
===============================================================================
New Mexico -- 1.3%
Farmington, New Mexico, PCR, Refunding (Tucson
   Electric Power Company -- San Juan Project),
   Series A, 6.95%, 10/01/20                               3,160      2,807,944
===============================================================================
New York -- 8.2%
Long Island Power Authority, New York, Electric
   System Revenue Refunding Bonds, Series B,
   5.75%, 4/01/33                                          1,600      1,531,216
Metropolitan Transportation Authority, New York,
   Revenue Bonds, Series C, 6.50%, 11/15/28                9,405      9,929,705
New York City, New York, City IDA, Civic Facility
   Revenue Bonds:
      Series C, 6.80%, 6/01/28                               690        648,828
      (Special Needs Facility Pooled Program),
      Series C-1, 6.50%, 7/01/17                             890        783,725
New York City, New York, City IDA, Special Facility
   Revenue Bonds (British Airways Plc Project), AMT,
   7.625%, 12/01/32                                        1,920      1,387,622
New York City, New York, GO, Refunding, Series A,
   6.375%, 5/15/15 (c)                                        40         42,121
Westchester County, New York, IDA, Civic Facility
   Revenue Bonds (Special Needs Facilities Pooled
   Program), Series E-1, 6.50%, 7/01/17                    1,000        880,590
Westchester County, New York, IDA, Continuing Care
   Retirement, Mortgage Revenue Bonds (Kendal on
   Hudson Project), Series A, 6.50%, 1/01/13 (e)           2,690      3,043,654
                                                                  -------------
                                                                     18,247,461
===============================================================================
North Carolina -- 1.1%
Gaston County, North Carolina, Industrial Facilities
   and Pollution Control Financing Authority, Revenue
   Bonds (National Gypsum Company Project), AMT,
   5.75%, 8/01/35                                          1,675        982,254
North Carolina Medical Care Commission, Retirement
   Facilities Revenue Refunding Bonds (Carolina
   Village Project), 6%, 4/01/38                           2,000      1,401,520
                                                                  -------------
                                                                      2,383,774
===============================================================================
Ohio -- 4.4%
Allen County, Ohio, Hospital Facilities Revenue Bonds
   (Catholic Healthcare Partners), VRDN, Series B,
   1.25%, 10/01/31 (f)(g)                                    200        200,000
Buckeye Tobacco Settlement Financing Authority,
   Ohio, Tobacco Settlement Asset-Backed Bonds,
   Series A-2, 6.50%, 6/01/47                             14,000      9,598,960
                                                                  -------------
                                                                      9,798,960
===============================================================================
Oregon -- 5.2%
Oregon State Department of Transportation, Highway
   User Tax, Subordinate Lien Revenue Bonds, VRDN,
   Series B-2, 3.25%, 11/15/27 (f)(g)                     11,500     11,500,000
===============================================================================
Pennsylvania -- 4.0%
Allegheny County, Pennsylvania, IDA, Environmental
   Improvement Revenue Refunding Bonds,
   5.50%, 11/01/16                                         1,235      1,068,275
Bucks County, Pennsylvania, IDA, Retirement
   Community Revenue Bonds (Ann's Choice Inc.),
   Series A, 6.125%, 1/01/25                                 880        665,878
Lancaster County, Pennsylvania, Hospital Authority
   Revenue Bonds (Brethren Village Project), Series A,
   6.50%, 7/01/40                                          1,000        771,760
Montgomery County, Pennsylvania, IDA, Revenue
   Bonds (Whitemarsh Continuing Care Project):
      6.125%, 2/01/28                                        470        340,637
      6.25%, 2/01/35                                       1,090        774,892
Pennsylvania Economic Development Financing
   Authority, Exempt Facilities Revenue Bonds
   (National Gypsum Company), AMT, Series B,
   6.125%, 11/01/27                                        2,000      1,212,300
Pennsylvania State Higher Educational Facilities
   Authority Revenue Bonds (University of
   Pennsylvania Medical Center Health System),
   Series A, 6%, 1/15/31                                   1,250      1,182,538

See Notes to Financial Statements.


8       BLACKROCK MUNIVEST FUND II, INC.              OCTOBER 31, 2008

Schedule of Investments (continued)  (Percentages shown are based on Net Assets)

                                                           Par
Municipal Bonds                                           (000)       Value
===============================================================================
Pennsylvania (concluded)
Philadelphia, Pennsylvania, Authority for IDR,
   Commercial Development, 7.75%, 12/01/17               $ 1,265  $   1,198,018
Sayre, Pennsylvania, Health Care Facilities Authority,
   Revenue Bonds (Guthrie Healthcare System),
   Series B, 7.125%, 12/01/11 (e)                          1,350      1,602,545
                                                                  -------------
                                                                      8,816,843
===============================================================================
Rhode Island -- 0.6%
Rhode Island State Health and Educational Building
   Corporation, Hospital Financing Revenue Bonds
   (Lifespan Obligation Group), 6.50%, 8/15/12 (e)         1,140      1,258,161
===============================================================================
South Carolina -- 2.2%
South Carolina Housing Finance and Development
   Authority, Mortgage Revenue Bonds, AMT, Series A,
   6.70%, 7/01/27                                            145        147,822
South Carolina State Public Service Authority, Revenue
   Refunding Bonds, Series A, 5.50%, 1/01/38               5,000      4,769,500
                                                                  -------------
                                                                      4,917,322
===============================================================================
Tennessee -- 1.9%
Johnson City, Tennessee, Health and Educational
   Facilities Board, Retirement Facility Revenue Bonds
   (Appalachian Christian Village Project), Series A,
   6%, 2/15/24                                             1,000        758,700
Shelby County, Tennessee, Health, Educational and
   Housing Facility Board, Hospital Revenue Refunding
   Bonds (Methodist Healthcare), 6.50%, 9/01/12 (e)        3,175      3,533,870
                                                                  -------------
                                                                      4,292,570
===============================================================================
Texas -- 11.9%
Austin, Texas, Hotel Occupancy Tax, Subordinate Lien
   Revenue Refunding Bonds, VRDN, Series A,
   4%, 11/15/29 (f)(g)                                     4,560      4,560,000
Brazos River Authority, Texas, PCR, Refunding (TXU
   Energy Company LLC Project), AMT, Series A,
   7.70%, 4/01/33                                          1,500      1,107,225
Brazos River, Texas, Harbor Navigation District,
   Brazoria County Environmental Revenue Refunding
   Bonds (Dow Chemical Company Project), AMT,
   Series A-7, 6.625%, 5/15/33                             5,800      4,762,496
Dallas-Fort Worth, Texas, International Airport, Joint
   Revenue Bonds, AMT (d):
      Series B, 6.25%, 11/01/28                            4,500      4,137,390
      Series C, 6.25%, 11/01/28                            3,450      3,171,999
Dallas-Fort Worth, Texas, International Airport, Joint
   Revenue Refunding Bonds, AMT, Sub-Series A-2,
   6.10%, 11/01/24 (d)                                     1,500      1,369,935
Guadalupe-Blanco River Authority, Texas, Sewage and
   Solid Waste Disposal Facility Revenue Bonds
   (E.I. du Pont de Nemours and Company Project),
   AMT, 6.40%, 4/01/26                                     2,500      2,489,450
Judson, Texas, Independent School District, School
   Building, GO, 5%, 2/01/37 (q)                           2,000      1,778,820
Port Corpus Christi, Texas, Revenue Refunding Bonds
   (Celanese Project), AMT:
      Series A, 6.45%, 11/01/30                              800        612,824
      Series B, 6.70%, 11/01/30                            2,500      1,929,875
Texas State University, System Financing Revenue
   Refunding Bonds, 5.25%, 3/15/27                           700        695,877
                                                                  -------------
                                                                     26,615,891
===============================================================================
Virginia -- 4.5%
Chesterfield County, Virginia, IDA, PCR, Refunding
   (Virginia Electric and Power Company), Series B,
   5.875%, 6/01/17                                         1,000      1,041,290
Fairfax County, Virginia, EDA, Residential Care
   Facilities, Mortgage Revenue Refunding Bonds
   (Goodwin House, Inc.):
      5.125%, 10/01/37                                     1,000        710,170
      5.125%, 10/01/42                                     3,440      2,422,138
Richmond, Virginia, IDA, Educational Facilities
   Revenue Bonds (Church Schools in the Diocese of
   Virginia), VRDN, 0.95%, 5/01/35 (f)(g)                  5,950      5,950,000
                                                                  -------------
                                                                     10,090,598
===============================================================================
Washington -- 7.5%
Energy Northwest, Washington, Electric Revenue
   Refunding Bonds (Columbia Generating):
      Series A, 5.75%, 7/01/18 (d)                         1,000      1,041,290
      Series B, 6%, 7/01/18 (m)                            2,250      2,375,978
Washington State, GO, Series B, 6%, 1/01/10 (e)(l)         5,000      5,215,700
Washington State Public Power Supply System,
   Revenue Refunding Bonds:
      (Nuclear Project Number 1), Series B,
         7.125%, 7/01/16                                   5,000      5,899,500
      (Nuclear Project Number 3), Series B,
         7.125%, 7/01/16 (d)                               1,900      2,236,395
                                                                  -------------
                                                                     16,768,863
===============================================================================
Wisconsin -- 1.9%
Wisconsin Housing and EDA, Home Ownership
   Revenue Refunding Bonds, AMT, Series A,
   5.625%, 3/01/31                                         2,895      2,442,627
Wisconsin State Health and Educational Facilities
   Authority Revenue Bonds (SynergyHealth Inc.),
   6%, 11/15/32                                            2,215      1,858,097
                                                                  -------------
                                                                      4,300,724
-------------------------------------------------------------------------------
U.S. Virgin Islands -- 2.2%
Virgin Islands Government Refinery Facilities,
   Revenue Refunding Bonds (Hovensa Coker
   Project), AMT, 6.50%, 7/01/21                           6,000      4,973,639
-------------------------------------------------------------------------------
Total Municipal Bonds -- 145.2%                                     324,090,813
===============================================================================

===============================================================================
Municipal Bonds Transferred to
Tender Option Bond Trusts (r)
===============================================================================
Connecticut -- 2.5%
Connecticut State Health and Educational Facilities
   Authority Revenue Bonds (Yale University),
   Series Z-3, 5.05%, 7/01/42                              6,000      5,684,220
===============================================================================
Florida -- 3.2%
Miami-Dade County, Florida, Aviation Revenue
   Refunding Bonds (Miami International Airport), AMT,
   5%, 10/01/40 (f)(q)                                     9,975      7,168,393
===============================================================================
Illinois -- 6.1%
Chicago, Illinois, Water Revenue Refunding Bonds,
   Second Lien, 5.25%, 11/01/33 (l)                        1,320      1,214,597
Kane and De Kalb Counties, Illinois, Community
   Unit School District Number 302, GO,
   5.75%, 2/01/14 (c)(e)                                   4,200      4,646,628
Kane and De Kalb Counties, Illinois, Community
   Unit School District Number 302, GO,
   5.75%, 2/01/19 (c)                                      1,000      1,106,340

See Notes to Financial Statements.


         BLACKROCK MUNIVEST FUND II, INC.              OCTOBER 31, 2008       9

Schedule of Investments (concluded)  (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to                             Par
Tender Option Bond Trusts (r)                             (000)       Value
===============================================================================
Illinois (concluded)
Metropolitan Pier and Exposition Authority, Illinois,
   Dedicated State Tax Revenue Refunding Bonds
   (McCormick Place Expansion Project), Series B,
   5.75%, 6/15/23 (d)                                    $ 6,400  $   6,552,384
                                                                  -------------
                                                                     13,519,949
===============================================================================
Maryland -- 0.9%
Maryland State Transportation Authority,
   Transportation Facilities Projects Revenue Bonds,
   5%, 7/01/41 (l)                                         2,290      2,107,281
===============================================================================
Massachusetts -- 4.3%
Massachusetts State School Building Authority,
   Dedicated Sales Tax Revenue Bonds, Series A,
   5%, 8/15/30 (l)                                        10,000      9,478,200
===============================================================================
New York -- 2.6%
New York City, New York, City Municipal Water Finance
   Authority, Water and Sewer System, Revenue
   Refunding Bonds, Series DD, 5%, 6/15/37                 6,299      5,687,990
===============================================================================
North Carolina -- 2.6%
North Carolina Capital Facilities Finance Agency,
   Revenue Refunding Bonds (Duke University Project),
   Series A, 5%, 10/01/41                                  6,239      5,757,819
===============================================================================
Ohio -- 0.9%
Ohio State Higher Educational Facilities Commission,
   Hospital Revenue Bonds (University Hospitals
   Health System), Series A, 5.25%, 01/01/2033             2,400      2,036,616
===============================================================================
Texas -- 7.6%
Harris County, Texas, Health Facilities Development
   Corporation Revenue Refunding Bonds (School
   Health Care System), Series B, 5.75%, 7/01/27 (h)      10,000     10,485,800
Texas State Department of Housing and Community
   Affairs, S/F Mortgage Revenue Bonds, AMT,
   Series B, 5.25%, 9/01/32 (i)(j)(k)                      4,972      3,936,195
Texas State University, System Financing Revenue
   Refunding Bonds, 5%, 3/15/30 (l)                        2,743      2,552,345
                                                                  -------------
                                                                     16,974,340
===============================================================================
Washington -- 8.4%
Central Puget Sound Regional Transportation
   Authority, Washington, Sales and Use Tax Revenue
   Bonds:
     Series A, 5%, 11/01/32 (l)                            7,693      7,050,072
     Series A, 5%, 11/01/34                                5,000      4,514,300
     Series A, 5%, 11/01/36                                4,000      3,611,440
Energy Northwest, Washington, Electric Revenue
   Refunding Bonds (Columbia Generating),
   Series A, 5.75%, 7/01/18 (d)                            3,500      3,644,515
                                                                  -------------
                                                                     18,820,327
-------------------------------------------------------------------------------
Total Municipal Bonds Transferred to
Tender Option Bond Trusts -- 39.1%                                   87,235,135
===============================================================================
Total Investments (Cost -- $457,862,443*) -- 184.3%                 411,325,948

Other Assets Less Liabilities -- 5.7%                                12,738,083

Liability for Trust Certificates, Including Interest
Expense and Fees Payable -- (22.4)%                                 (49,964,900)

Preferred Shares, at Redemption Value -- (67.6)%                   (150,889,417)
                                                                  -------------
Net Assets Applicable to Common Shares -- 100.0%                  $ 223,209,714
                                                                  =============

* The cost and unrealized appreciation (depreciation) of investments as of October 31, 2008, as computed for federal income tax purposes, were as follows:

      Aggregate cost .........................................    $ 408,583,147
                                                                  =============
      Gross unrealized appreciation ..........................    $   9,513,086
      Gross unrealized depreciation ..........................      (56,387,837)
                                                                  -------------
      Net unrealized depreciation ............................    $ (46,874,751)
                                                                  =============

(a)   Non-income producing security.
(b)   Issuer filed for bankruptcy or is in default of interest payments.
(c)   FGIC Insured.
(d)   MBIA Insured.
(e) U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(f)   XL Capital Insured.
(g) Security may have a maturity of more than one year at the time of issuance, but has variable rate and demand features that qualify it as a short-term security. Rate disclosed is as of report date. Maturity shown is the final maturity date.
(h)   Security is collateralized by Municipal or U.S. Treasury Obligations.
(i)   FNMA Collateralized.
(j)   GNMA Collateralized.
(k)   FHLMC Collateralized.
(l)   FSA Insured.
(m)   AMBAC Insured.
(n)   Radian Insured.
(o)   Commonwealth Guaranteed.
(p)   ACA Insured.
(q)   Assured Guaranty Insured.
(r) Securities represent bonds transferred to a tender option bond trust in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.


10       BLACKROCK MUNIVEST FUND II, INC.              OCTOBER 31, 2008

Statement of Assets and Liabilities

October 31, 2008
===============================================================================
Assets
-------------------------------------------------------------------------------
Investments at value -- unaffiliated (cost -- $457,862,443) ..... $ 411,325,948
Cash ............................................................       317,257
Investments sold receivable .....................................    11,007,576
Interest receivable .............................................     7,914,537
Other assets ....................................................        11,565
Prepaid expenses ................................................        27,249
                                                                  -------------
Total assets ....................................................   430,604,132
                                                                  -------------
===============================================================================
Accrued Liabilities
-------------------------------------------------------------------------------
Investments purchased payable ...................................     4,754,107
Income dividends payable -- Common Shares .......................     1,447,355
Interest expense and fees payable ...............................       347,348
Investment advisory fees payable ................................       196,097
Other affiliates payable ........................................         2,444
Officer's and Directors' fees payable ...........................           437
Other accrued expenses payable ..................................       139,661
                                                                  -------------
Total accrued liabilities .......................................     6,887,449
                                                                  -------------
===============================================================================
Other Liabilities
-------------------------------------------------------------------------------
Trust certificates 1 ............................................    49,617,552
                                                                  -------------
Total Liabilities ...............................................    56,505,001
                                                                  -------------
===============================================================================
Preferred Shares at Redemption Value
-------------------------------------------------------------------------------
Preferred Shares, par value $0.05 per share (1,551 Series A
  Shares, 1,551 Series B Shares, 1,551 Series C Shares) and
  $0.10 per share (1,379 Series D Shares) issued and
  outstanding at $25,000 per share liquidation preference,
  plus unpaid dividends .........................................   150,889,417
                                                                  -------------
Net Assets Applicable to Common Shares .......................... $ 223,209,714
                                                                  =============
===============================================================================
Net Assets Applicable to Common Shareholders Consist of
-------------------------------------------------------------------------------
Common Shares, par value $0.10 per share (20,385,281 shares
  issued and outstanding) ....................................... $   2,038,528
Paid-in capital in excess of par ................................   276,572,159
Undistributed net investment income .............................     1,127,498
Accumulated net realized loss ...................................    (9,991,976)
Net unrealized appreciation/depreciation ........................   (46,536,495)
                                                                  -------------
Net Assets, $10.95 net asset value per Common Share ............. $ 223,209,714
                                                                  =============

Statement of Operations

Year Ended October 31, 2008
===============================================================================
Investment Income
-------------------------------------------------------------------------------
Interest ........................................................ $  27,492,399
                                                                  -------------
===============================================================================
Expenses
-------------------------------------------------------------------------------
Investment advisory fees ........................................ $   2,340,694
Commissions for Preferred Shares ................................       431,016
Accounting services .............................................       145,530
Professional ....................................................       144,766
Printing ........................................................        38,329
Officer and Directors ...........................................        29,230
Custodian .......................................................        28,609
Transfer agent ..................................................        19,812
Registration ....................................................         9,083
Miscellaneous ...................................................        99,925
                                                                  -------------
Total expenses excluding interest expense and fees ..............     3,286,994
Interest expense and fees 2 .....................................     1,434,369
                                                                  -------------
Total expenses ..................................................     4,721,363
                                                                  -------------
Net investment income ...........................................    22,771,036
                                                                  -------------
===============================================================================
Realized and Unrealized Gain (Loss)
-------------------------------------------------------------------------------
Net realized loss from:
  Investments ...................................................    (4,694,610)
  Futures and swaps .............................................    (1,192,179)
                                                                  -------------
                                                                     (5,886,789)
                                                                  -------------
Net change in unrealized appreciation/depreciation on:
  Investments ...................................................   (65,443,827)
  Swaps .........................................................       427,302
                                                                  -------------
                                                                    (65,016,525)
                                                                  -------------
Total realized and unrealized loss ..............................   (70,903,314)
                                                                  -------------
===============================================================================
Dividends to Preferred Shareholders From
-------------------------------------------------------------------------------
Net investment income ...........................................    (6,547,531)
                                                                  -------------
Net Decrease in Net Assets Applicable to Common
  Shareholders Resulting from Operations ........................ $ (54,679,809)
                                                                  =============

1 Represents short-term floating rate certificates issued by tender option bond trusts.
2     Related to tender option bond trusts.

See Notes to Financial Statements.


         BLACKROCK MUNIVEST FUND II, INC.              OCTOBER 31, 2008       11

Statements of Changes in Net Assets

                                                                                                               Year Ended
                                                                                                               October 31,
                                                                                                    -------------------------------
Increase (Decrease) in Net Assets Applicable to Common Shareholders:                                     2008              2007
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income ..........................................................................    $  22,771,036     $  23,451,287
Net realized gain (loss) .......................................................................       (5,886,789)        2,851,750
Net change in unrealized appreciation/depreciation .............................................      (65,016,525)      (19,973,083)
Dividends to Preferred Shareholders from net investment income .................................       (6,547,531)       (6,403,711)
                                                                                                    -------------------------------
Net decrease in net assets applicable to Common Shareholders resulting from operations .........      (54,679,809)          (73,757)
                                                                                                    -------------------------------
===================================================================================================================================
Dividends to Common Shareholders From
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income ..........................................................................      (17,375,256)      (17,386,821)
                                                                                                    -------------------------------
===================================================================================================================================
Capital Share Transactions
-----------------------------------------------------------------------------------------------------------------------------------
Reinvestment of common dividends ...............................................................        1,428,596         1,322,155
                                                                                                    -------------------------------
===================================================================================================================================
Net Assets Applicable to Common Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
Total decrease in net assets applicable to Common Shareholders .................................      (70,626,469)      (16,138,423)
Beginning of year ..............................................................................      293,836,183       309,974,606
                                                                                                    -------------------------------
End of year ....................................................................................    $ 223,209,714     $ 293,836,183
                                                                                                    ===============================
End of year undistributed net investment income ................................................    $   1,127,498     $   2,310,698
                                                                                                    ===============================

See Notes to Financial Statements.


12       BLACKROCK MUNIVEST FUND II, INC.              OCTOBER 31, 2008

Financial Highlights

                                                                                              Year Ended October 31,
                                                                            -------------------------------------------------------
                                                                               2008        2007        2006        2005       2004
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ......................................   $  14.49    $  15.35    $  15.13   $  15.21    $  14.76
                                                                            -------------------------------------------------------
Net investment income 1 .................................................       1.12        1.16        1.16       1.19        1.17
Net realized and unrealized gain (loss) .................................      (3.49)      (0.84)       0.35       0.04        0.44
Dividends to Preferred Shareholders from net investment income ..........      (0.32)      (0.32)      (0.29)     (0.18)      (0.07)
                                                                            -------------------------------------------------------
Net increase (decrease) from investment operations ......................      (2.69)         --        1.22       1.05        1.54
                                                                            -------------------------------------------------------
Dividends to Common Shareholders from net investment income .............      (0.85)      (0.86)      (1.00)     (1.10)      (1.09)
                                                                            -------------------------------------------------------
Capital charges with respect to issuance of Preferred Shares ............         --          --          --      (0.03)         --
                                                                            -------------------------------------------------------
Net asset value, end of year ............................................   $  10.95    $  14.49    $  15.35   $  15.13    $  15.21
                                                                            =======================================================
Market price, end of year ...............................................   $   9.75    $  13.91    $  16.29   $  15.40    $  15.15
                                                                            =======================================================
===================================================================================================================================
Total Investment Return 2
-----------------------------------------------------------------------------------------------------------------------------------
Based on net asset value ................................................     (19.33)%     (0.02)%      8.36%      6.88%      10.94%
                                                                            =======================================================
Based on market price ...................................................     (25.18)%     (9.56)%     12.98%      9.21%      14.38%
                                                                            =======================================================
===================================================================================================================================
Ratios to Average Net Assets Applicable to Common Shares
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses and excluding interest expense and fees 3,4 ..............       1.16%       1.12%       1.11%      1.07%       0.99%
                                                                            =======================================================
Total expenses 4 ........................................................       1.67%       1.67%       1.61%      1.35%       1.16%
                                                                            =======================================================
Net investment income 4 .................................................       8.03%       7.74%       7.70%      7.76%       7.86%
                                                                            =======================================================
Dividends to Preferred Shareholders .....................................       2.31%       2.11%       1.90%      1.14%       0.46%
                                                                            =======================================================
Net investment income to Common Shareholders ............................       5.72%       5.63%       5.80%      6.62%       7.40%
                                                                            =======================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common Shareholders, end of year (000) .........   $223,210    $293,836    $309,975   $303,701    $303,448
                                                                            =======================================================
Preferred Shares outstanding at liquidation preference, end of year (000)   $150,800    $175,000    $175,000   $175,000    $135,000
                                                                            =======================================================
Portfolio turnover ......................................................         49%         43%         60%        64%         20%
                                                                            =======================================================
Asset coverage per Preferred Share, end of year 5 .......................   $ 62,019    $ 67,004    $ 69,307   $ 68,389    $ 81,194
                                                                            =======================================================

1     Based on average shares outstanding.
2 Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effect of sales charges.
3 Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.
4     Do not reflect the effects of dividends to Preferred Shareholders.
5 Prior year amounts have been recalculated to conform with current year presentation.

See Notes to Financial Statements.


         BLACKROCK MUNIVEST FUND II, INC.              OCTOBER 31, 2008       13

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock MuniVest Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end management investment company. The Fund is organized as a Maryland corporation. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund determines and makes available for publication the net asset value of its Common Shares on a daily basis.

The following is a summary of significant accounting policies followed by the
Fund:

Valuation of investments: Municipal investments (including commitments to purchase such investments on a "when-issued" basis) are valued on the basis of prices provided by dealers or pricing services selected under the supervision of the Fund's Board of Directors (the "Board"). In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Fund's pricing service or through brokers. Short-term securities are valued at amortized cost.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Board as reflecting fair value ("Fair Value Assets"). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm's-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Derivative Financial Instruments: The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on financial futures contracts for investment purposes or to manage its interest rate risk. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Pursuant to the contract, the Fund agrees to receive from, or pay to, the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures transactions involves the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and the underlying assets, and the possible inability of counterparties to meet the terms of their contracts.

o Forward interest rate swaps -- The Fund may enter into forward interest rate swaps for investment purposes. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. Forward interest rate swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the forward interest rate swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract, if any. Forward interest rate swap transactions involve, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions. The Fund generally intends to close each forward interest rate swap before the effective date specified in the agreement and therefore avoid entering into the interest rate swap underlying each forward interest rate swap.

Forward Commitments and When-Issued Delayed Delivery Securities: The Fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations.


14       BLACKROCK MUNIVEST FUND II, INC.              OCTOBER 31, 2008

Municipal Bonds Transferred to Tender Option Bond Trusts: The Fund may leverage its assets through the use of tender option bond trusts ("TOBs"). A TOB is established by a third party sponsor forming a special purpose entity, into which one or more funds, or an agent on behalf of the funds, transfers municipal securities. Other funds managed by the investment advisor may also contribute municipal securities to a TOB into which the Fund has contributed securities. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates ("TOB Residuals"), which are generally issued to the participating funds that made the transfer or to affiliates of the Fund. The TOB Residuals held by the Fund include the right of the Fund (1) to cause the holders of a proportional share of the floating rate certificates to tender their certificates at par, and (2) to transfer, within seven days, a corresponding share of the municipal securities from the TOB to the Fund. The cash received by the TOB from the sale of the short-term floating rate certificates, less transaction expenses, is paid to the Fund, which typically invests the cash in additional municipal securities. The Fund's transfer of the municipal securities to a TOB is accounted for as a secured borrowing, therefore the municipal securities deposited into a TOB are presented in the Fund's Schedule of Investments and the proceeds from the transaction are reported as a liability for Trust certificates.

Interest income from the underlying security is recorded by the Fund on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are reported as expenses of the Fund. The floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. At October 31, 2008, the aggregate value of the underlying municipal securities transferred to TOBs was $87,235,135, the related liability for trust certificates was $49,617,552 and the range of interest rates was 2.479% to 4.475%.

Financial transactions executed through TOBs generally will underperform the market for fixed rate municipal bonds when short-term interest rates rise, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Should short-term interest rates rise, the Fund's investment in TOBs likely will adversely affect the Fund's investment income and dividends to Common Shareholders. Fluctuations in the market value of municipal securities deposited into the TOB may adversely affect the Fund's net asset value per share.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission ("SEC") require that the Fund segregate assets in connection with certain investments (e.g., when-issued delayed delivery securities, swaps and futures), the Fund will, consistent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, the Fund may also be required to deliver or deposit securities as collateral for certain investments (e.g., swaps).

Investment Transactions and Investment Income: Investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual method. The Fund amortizes all premiums and discounts on debt securities.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Dividends and distributions to holders of Preferred Shares are accrued and determined as described in Note 4.

Income Taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provisions are required.

Effective April 30, 2008, the Fund implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. The investment advisor has evaluated the application of FIN 48 to the Fund, and has determined that the adoption of FIN 48 does not have a material impact on the Fund's financial statements. The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund's U.S. federal tax returns remains open for the years ended October 31, 2005 through October 31, 2007. The statutes of limitations on the Fund's state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Pronouncements: In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The impact on the Fund's financial statements disclosures, if any, is currently being assessed.

In March 2008, Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities -- an amendment of FASB Statement No. 133" ("FAS 161"), was issued. FAS 161 is intended to improve financial reporting for derivative instruments by


         BLACKROCK MUNIVEST FUND II, INC.              OCTOBER 31, 2008       15
requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position. In September 2008, FASB Staff Position No. 133-1 and FASB Interpretation No. 45-4 (the "FSP"), "Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161," was issued and is effective for fiscal years and interim periods ending after November 15, 2008. The FSP amends FASB Statement No. 133, "Accounting for Derivative Instruments and Hedging Activities," to require disclosures by sellers of credit derivatives, including credit derivatives embedded in hybrid instruments. The FSP also clarifies the effective date of FAS 161, whereby disclosures required by FAS 161 are effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The impact on the Fund's financial statement disclosures, if any, is currently being assessed.

Deferred Compensation and BlackRock Closed-End Share Equivalent Investment Plan:
Under the deferred compensation plan approved by the Fund's Board, non-interested Directors ("Independent Directors") defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts have been invested in common shares of other certain BlackRock Closed-End Funds selected by the Independent Directors. This has approximately the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in other certain BlackRock Closed-End Funds.

The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund. The Fund may, however, elect to invest in common shares of other certain BlackRock Closed-End Funds selected by the Independent Directors in order to match its deferred compensation obligations.

Other: Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods.

2. Investment Advisory Agreement and Other Transactions with Affiliates:

The Fund entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the "Advisor"), an indirect, wholly owned subsidiary of BlackRock, Inc., to provide investment advisory and administration services. Merrill Lynch & Co., Inc. ("Merrill Lynch") and The PNC Financial Services Group, Inc. are principal owners of BlackRock, Inc.

The Advisor is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Advisor a monthly fee at an annual rate of 0.50% of the Fund's average daily net assets. Average daily net assets is the average daily value of the Fund's total assets minus the sum of its accrued liabilities.

The Advisor has entered into a separate sub-advisory agreement with BlackRock Investment Management, LLC. ("BIM"), an affiliate of the Advisor, under which the Advisor pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by the Fund to the Advisor.

For the year ended October 31, 2008, the Fund reimbursed the Advisor $7,622, for certain accounting services, which is included in accounting services in the Statement of Operations.

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates. The Fund reimburses the Advisor for compensation paid to the Fund's Chief Compliance Officer.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2008, were $227,296,446 and $285,354,746, respectively.

4. Capital Share Transactions:

Common Shares

The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Shares, par value $0.10 per share, all of which were initially classified as Common Shares. The Board is authorized, however, to reclassify any unissued shares of stock without approval of Common Shareholders.

Common Shares issued and outstanding for the years ended October 31, 2008 and October 31, 2007 increased by 104,666 and 87,529, respectively, as a result of dividend reinvestment.

Preferred Shares

The Preferred Shares are redeemable at the option of the Fund, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated unpaid dividends whether or not declared. The Preferred Shares are also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund, as set forth in the Fund's Articles Supplementary, are not satisfied.


16       BLACKROCK MUNIVEST FUND II, INC.              OCTOBER 31, 2008

The holders of Preferred Shares have voting rights equal to the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class. However, holders of Preferred Shares, voting as a separate class, are also entitled to elect two Directors for the Fund. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change the Fund's subclassification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

The yields in effect at October 31, 2008 were as follows: Series A, 3.488%; Series B, 2.988%; Series C, 2.988%; and Series D, 4.105%.

Dividends on seven-day Preferred Shares are cumulative at a rate which is reset every seven days based on the results of an auction. Dividends on 28-day Preferred Shares are cumulative at a rate which is reset every 28 days based on the results of an auction. If the Preferred Shares fails to clear the auction on an auction date, the Fund is required to pay the maximum applicable rate on the Preferred Shares to holders of such shares for each successive dividend period until such time as the shares are successfully auctioned. The maximum applicable rate on the Preferred Shares, for Series A, B and C, is the higher of 110% of the AA commercial paper rate or 110% of 90% of the Kenny S&P 30-day High Grade Index rate divided by 1.00 minus the marginal tax rate and for Series D is the higher of 110% plus or times the Telerate/BBA LIBOR or 110% of 90% of the Kenny S&P 30-day High Grade Index rate divided by 1.00 minus the marginal tax rate. During the year ended October 31, 2008, the Preferred Shares of the Fund were successfully auctioned at each auction date until February 13, 2008. The low, high and average dividend rates on the Preferred Shares for the Fund for the year ended October 31, 2008 were as follows:

--------------------------------------------------------------------------------
Series                                               Low       High      Average
--------------------------------------------------------------------------------
  A ...........................................     2.535%    12.565%     4.081%
  B ...........................................     2.579%     8.651%     3.683%
  C ...........................................     2.000%    12.565%     3.706%
  D ...........................................     3.090%    10.377%     4.277%
--------------------------------------------------------------------------------

Since February 13, 2008, the Preferred Shares of the Fund failed to clear any of their auctions. As a result, the Preferred Shares dividend rates were reset to the maximum applicable rate, which ranged from 2.480% to 12.565%. A failed auction is not an event of default for the Fund but it has a negative impact on the liquidity of Preferred Shares. A failed auction occurs when there are more sellers of a fund's auction rate preferred shares than buyers. It is impossible to predict how long this imbalance will last. A successful auction for the Fund's Preferred Shares may not occur for some time, if ever, and even if liquidity does resume, holders of the Preferred Shares may not have the ability to sell the Preferred Shares at their liquidation preference.

The Fund may not declare dividends or make other distributions on Common Shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Shares is less than 200%.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate of 0.25%, calculated on the aggregate principal amount. For the year ended October 31, 2008, Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly owned subsidiary of Merrill Lynch, earned commissions of $221,296.

Between June 4, 2008 and June 17, 2008, the Fund announced the following redemptions of Preferred Shares at a price of $25,000 plus any accrued and unpaid dividends through the redemption date:

--------------------------------------------------------------------------------
                                         Redemption      Shares        Aggregate
Series                                      Date        Redeemed       Principal
--------------------------------------------------------------------------------
  A ..................................    7/03/08         249         $6,225,000
  B ..................................    7/10/08         249         $6,225,000
  C ..................................    6/26/08         249         $6,225,000
  D ..................................    6/24/08         221         $5,525,000
--------------------------------------------------------------------------------

The Fund financed the Preferred Share redemptions with cash received from TOB transactions.

Preferred Shares issued and outstanding for the year ended October 31, 2007 remained constant.

5. Income Tax Information:

Reclassifications: Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or on net asset values per share. The following permanent differences as of October 31, 2008 attributable to amortization methods on fixed income securities and the expiration of capital loss carryforwards, were reclassified to the following accounts:

--------------------------------------------------------------------------------
Decrease paid-in-capital .......................................    $(7,499,156)
Decrease undistributed net investment income ...................    $   (31,449)
Increase accumulated net realized loss .........................    $ 7,530,605
--------------------------------------------------------------------------------


         BLACKROCK MUNIVEST FUND II, INC.              OCTOBER 31, 2008       17

Notes to Financial Statements (concluded)

The tax character of distributions paid during the fiscal years ended October 31, 2008 and October 31, 2007 was as follows:

--------------------------------------------------------------------------------
                                                       10/31/2008     10/31/2007
--------------------------------------------------------------------------------
Distributions paid from:
  Tax-exempt income ..............................    $23,845,376    $23,790,532
  Ordinary income ................................         77,411             --
                                                      --------------------------
Total distributions ..............................    $23,922,787    $23,790,532
                                                      ==========================

As of October 31, 2008, the components of accumulated losses on a tax basis were as follows:

Undistributed tax-exempt income ...............................    $  1,365,666
Undistributed ordinary income .................................         129,654
                                                                   ------------
Total undistributed earnings ..................................       1,495,320
Capital loss carryforward .....................................      (7,838,255)
Net unrealized losses .........................................     (49,058,038)
                                                                   ------------
Total accumulated net losses ..................................    $(55,400,973)
                                                                   ============

* The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the difference between book and tax amortization methods for premiums and discounts on fixed income securities and the difference between the book and tax treatment of residual interests in tender option bond trusts.

As of October 31, 2008, the Fund had a capital loss carryforward of $7,838,255 available to offset future realized capital gains which expires October 31, 2016.

6. Concentration Risk:

The Fund's investments are concentrated in certain states, which may be affected by adverse financial, social, environmental, economic, regulatory and political factors.

Many municipalities insure repayment of their bonds, which reduces the risk of loss due to issuer default. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the issuer will meet its obligation.

7. Subsequent Events:

The Fund paid a tax-exempt income dividend to Common Shareholders in the amount of $0.071 per share on December 1, 2008 to shareholders of record on November 14, 2008.

The dividends declared on Preferred Shares for the period November 1, 2008 to November 30, 2008 were as follows: Series A, $81,852; Series B, $84,446; Series C, $55,283; and Series D, $75,299.

On September 15, 2008, Bank of America Corporation announced that it has agreed to acquire Merrill Lynch, one of the principal owners of BlackRock, Inc. The purchase has been approved by the shareholders and directors of both companies and certain regulators. Subject to other regulatory approvals, the transaction is expected to close on or about December 31, 2008.

In December 2008, commissions paid to broker-dealers on preferred shares that experience a failed auction were reduced to 0.15% on the aggregate principal amount. The Fund will continue to pay commissions of 0.25% on the aggregate principal amount of all shares that successfully clear their auctions.


18       BLACKROCK MUNIVEST FUND II, INC.              OCTOBER 31, 2008

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock MuniVest Fund II, Inc.:

We have audited the accompanying statement of assets and liabilities of BlackRock MuniVest Fund II, Inc. (the "Fund"), including the schedule of investments, as of October 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures include confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock MuniVest Fund II, Inc. as of October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
December 24, 2008

Important Tax Information (Unaudited)

The following summarizes the taxable per share distributions paid by BlackRock MuniVest Fund II, Inc. during the taxable year ended October 31, 2008:

--------------------------------------------------------------------------------
                                                                        Ordinary
                                                      Payable Date       Income
--------------------------------------------------------------------------------
Common Shareholders                                    12/31/2007      $0.002752
--------------------------------------------------------------------------------
Preferred Shareholders:
  Series A                                             12/20/2007          $3.10
  Series B                                             12/27/2007          $3.13
  Series C                                             12/06/2007          $3.04
  Series D                                             12/18/2007          $3.07
--------------------------------------------------------------------------------

All of the other net investment income distributions paid by the Fund qualify as tax-exempt interest dividends for federal income tax purposes.


         BLACKROCK MUNIVEST FUND II, INC.              OCTOBER 31, 2008       19

Disclosure of Investment Advisory Agreement and Subadvisory Agreement

The Board of Directors (the "Board," the members of which are referred to as "Directors") of the BlackRock MuniVest Fund II, Inc. (the "Fund") met in April and May 2008 to consider approving the continuation of the Fund's investment advisory agreement (the "Advisory Agreement") with BlackRock Advisors, LLC (the "Advisor"), the Fund's investment advisor. The Board also considered the approval of the Fund's subadvisory agreement (the "Subadvisory Agreement" and, together with the Advisory Agreement, the "Agreements") between the Advisor and BlackRock Investment Management, LLC (the "Subadvisor"). The Advisor and the Subadvisor are collectively referred to herein as the "Advisors" and, together with BlackRock, Inc., "BlackRock."

Activities and Composition of the Board

The Board of the Fund consists of thirteen individuals, eleven of whom are not "interested persons" of the Fund as defined in the Investment Company Act of 1940 (the "1940 Act") (the "Independent Directors"). The Directors are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Director. The Board has established four standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee and a Performance Oversight Committee.

Advisory Agreement and Subadvisory Agreement

Upon the consummation of the combination of BlackRock, Inc.'s investment management business with Merrill Lynch & Co., Inc.'s investment management business, including Merrill Lynch Investment Managers, L.P., and certain affiliates, the Fund entered into the Advisory Agreement and the Subadvisory Agreement, each with an initial two-year term. Consistent with the 1940 Act, after the Advisory Agreement's and Subadvisory Agreement's respective initial two-year term, the Board is required to consider the continuation of the Fund's Advisory Agreement and Subadvisory Agreement on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Fund by the personnel of BlackRock and its affiliates, including investment advisory services, administrative services, secondary market support services, oversight of fund accounting and custody, and assistance in meeting legal and regulatory requirements. The Board also received and assessed information regarding the services provided to the Fund by certain unaffiliated service providers.

Throughout the year, the Board also considered a range of information in connection with its oversight of the services provided by BlackRock and its affiliates. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, as well as senior management and portfolio managers' analysis of the reasons for underperformance, if applicable; (b) fees, including advisory, administration and other fees paid to BlackRock and its affiliates by the Fund, as applicable; (c) Fund operating expenses paid to third parties; (d) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions; (e) the Fund's compliance with its Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock's and other service providers' internal controls; (h) BlackRock's implementation of the proxy voting guidelines approved by the Board;
(i) execution quality; (j) valuation and liquidity procedures; and (k) reviews of BlackRock's business, including BlackRock's response to the increasing scale of its business.

Board Considerations in Approving the Advisory Agreement and Subadvisory
Agreement

To assist the Board in its evaluation of the Agreements, the Directors received information from BlackRock in advance of the April 22, 2008 meeting which detailed, among other things, the organization, business lines and capabilities of the Advisors, including: (a) the responsibilities of various departments and key personnel and biographical information relating to key personnel; (b) financial statements for BlackRock; (c) the advisory and/or administrative fees paid by the Fund to the Advisors, including comparisons, compiled by Lipper Inc. ("Lipper"), an independent third party, with the management fees, which include advisory and administration fees, of funds with similar investment objectives ("Peers"); (d) the profitability of BlackRock and certain industry profitability analyses for advisors to registered investment companies; (e) the expenses of BlackRock in providing various services; (f) non-investment advisory reimbursements, if applicable, and "fallout" benefits to BlackRock; (g) economies of scale, if any, generated through the Advisors' management of all of the BlackRock closed-end funds (the "Fund Complex"); (h) the expenses of the Fund, including comparisons of the Fund's expense ratios (both before and after any fee waivers) with the expense ratios of its Peers; (i) an internal comparison of management fees classified by Lipper, if applicable; and (j) the Fund's performance for the past one-, three- and five-year periods, as applicable, as well as the Fund's performance compared to its Peers.


20       BLACKROCK MUNIVEST FUND II, INC.              OCTOBER 31, 2008

Disclosure of Investment Advisory Agreement and Subadvisory Agreement
(continued)

The Board also considered other matters it deemed important to the approval process, where applicable, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, and direct and indirect benefits to BlackRock and its affiliates from their relationship with the Fund.

In addition to the foregoing materials, independent legal counsel to the Independent Directors provided a legal memorandum outlining, among other things, the duties of the Board under the 1940 Act, as well as the general principles of relevant law in reviewing and approving advisory contracts, the requirements of the 1940 Act in such matters, an advisor's fiduciary duty with respect to advisory agreements and compensation, and the standards used by courts in determining whether investment company boards of directors have fulfilled their duties and the factors to be considered by boards in voting on advisory agreements.

The Independent Directors reviewed this information and discussed it with independent legal counsel prior to the meeting on April 22, 2008. At the Board meeting on April 22, 2008, BlackRock made a presentation to and responded to questions from the Board. Following the meeting on April 22, 2008, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written materials provided to the Directors prior to the meetings on May 29 and 30, 2008. At the Board meetings on May 29 and 30, 2008, BlackRock responded to further questions from the Board. In connection with BlackRock's presentations, the Board considered each Agreement and, in consultation with independent legal counsel, reviewed the factors set out in judicial decisions and Securities and Exchange Commission ("SEC") statements relating to the renewal of the Agreements.

Matters Considered by the Board

In connection with its deliberations with respect to the Agreements, the Board considered all factors it believed relevant with respect to the Fund, including the following: the nature, extent and quality of the services provided by the Advisors; the investment performance of the Fund; the costs of the services to be provided and profits to be realized by the Advisors and their affiliates from their relationship with the Fund; the extent to which economies of scale would be realized as the Fund Complex grows; and whether BlackRock realizes other benefits from its relationship with the Fund.

A. Nature, Extent and Quality of the Services: In evaluating the nature, extent and quality of the Advisors' services, the Board reviewed information concerning the types of services that the Advisors provide and are expected to provide to the Fund, narrative and statistical information concerning the Fund's performance record and how such performance compares to the Fund's Peers, information describing BlackRock's organization and its various departments, the experience and responsibilities of key personnel and available resources. The Board noted the willingness of the personnel of BlackRock to engage in open, candid discussions with the Board. The Board further considered the quality of the Advisors' investment process in making portfolio management decisions.

In addition to advisory services, the Directors considered the quality of the administrative and non-investment advisory services provided to the Fund. The Advisors and their affiliates provided the Fund with such administrative and other services, as applicable (in addition to any such services provided by others for the Fund), and officers and other personnel as are necessary for the operations of the Fund. In addition to investment management services, the Advisors and their affiliates provided the Fund with services such as: preparing shareholder reports and communications, including annual and semi-annual financial statements and the Fund's website; communications with analysts to support secondary market trading; assisting with daily accounting and pricing; preparing periodic filings with regulators and stock exchanges; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; providing legal and compliance support (such as helping to prepare proxy statements and responding to regulatory inquiries); and performing other Fund administrative tasks necessary for the operation of the Fund (such as tax reporting and fulfilling regulatory filing requirements). The Board considered the Advisors' policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: As previously noted, the Board received performance information regarding the Fund and its Peers. Among other things, the Board received materials reflecting the Fund's historic performance and the Fund's one-, three- and five-year total returns (as applicable) relative to its Peers (including the Peers' median performance). The Board was provided with a description of the methodology used by Lipper to select the Fund's Peers. The Board noted that it regularly reviews the performance of the Fund throughout the year. The Board reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper rankings.


         BLACKROCK MUNIVEST FUND II, INC.              OCTOBER 31, 2008       21

Disclosure of Investment Advisory Agreement and Subadvisory Agreement
(continued)

The Board noted that in general the Fund performed better than its Peers in that the Fund's performance was at or above the median of its Peers in at least two of the one-, three- and five-year periods reported.

C. Consideration of the Advisory Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the
Fund: In evaluating the management fees and expenses that a Fund is expected to bear, the Board considered the Fund's current management fee structure and the Fund's expense ratios in absolute terms as well as relative to the fees and expense ratios of its applicable Peers. The Board, among other things, reviewed comparisons of the Fund's gross management fees before and after any applicable reimbursements and fee waivers and total expense ratios before and after any applicable waivers with those of applicable Peers. The Board also reviewed a narrative analysis of the Peer rankings prepared by Lipper and summarized by BlackRock at the request of the Board. This summary placed the Peer rankings into context by analyzing various factors that affect these comparisons.

The Board noted that the Fund paid contractual management fees lower than or equal to the median contractual fees paid by the Fund's Peers. This comparison was made without giving effect to any expense reimbursements or fee waivers.

The Board also compared the management fees charged and services provided by the Advisors to closed-end funds in general versus other types of clients (such as open-end investment companies and separately managed institutional accounts) in similar investment categories. The Board noted certain differences in services provided and costs incurred by the Advisor with respect to closed-end funds compared to these other types of clients and the reasons for such differences.

In connection with the Board's consideration of the fees and expense information, the Board reviewed the considerable investment management experience of the Advisors and considered the high level of investment management, administrative and other services provided by the Advisors.

D. Profitability of BlackRock: The Board also considered BlackRock's profitability in conjunction with its review of fees. The Board reviewed BlackRock's profitability with respect to the Fund Complex and other fund complexes managed by the Advisors. In reviewing profitability, the Board recognized that one of the most difficult issues in determining profitability is establishing a method of allocating expenses. The Board also reviewed BlackRock's assumptions and methodology of allocating expenses, noting the inherent limitations in allocating costs among various advisory products. The Board also recognized that individual fund or product line profitability of other advisors is generally not publicly available.

The Board recognized that profitability may be affected by numerous factors including, among other things, the types of funds managed, expense allocations and business mix, and therefore comparability of profitability is somewhat limited. Nevertheless, to the extent available, the Board considered BlackRock's operating margin compared to the operating margin estimated by BlackRock for a leading investment management firm whose operations consist primarily of advising closed-end funds. The comparison indicated that BlackRock's operating margin was approximately the same as the operating margin of such firm.

In evaluating the reasonableness of the Advisors' compensation, the Board also considered any other revenues paid to the Advisors, including partial reimbursements paid to the Advisors for certain non-investment advisory services, if applicable. The Board noted that these payments were less than the Advisors' costs for providing these services. The Board also considered indirect benefits (such as soft dollar arrangements) that the Advisors and their affiliates are expected to receive which are attributable to their management of the Fund.

E. Economies of Scale: In reviewing the Fund's fees and expenses, the Board examined the potential benefits of economies of scale, and whether any economies of scale should be reflected in the Fund's fee structure, for example through the use of breakpoints for the Fund or the Fund Complex. In this regard, the Board reviewed information provided by BlackRock, noting that most closed-end fund complexes do not have fund-level breakpoints because closed-end funds generally do not experience substantial growth after their initial public offering and each fund is managed independently consistent with its own investment objectives. The Board noted that only three closed-end funds in the Fund Complex have breakpoints in their fee structures. Information provided by Lipper also revealed that only one closed-end fund complex used a complex-level breakpoint structure. The Board found, based on its review of comparable funds, that the Fund's management fee is appropriate in light of the scale of the Fund.


22       BLACKROCK MUNIVEST FUND II, INC.              OCTOBER 31, 2008

Disclosure of Investment Advisory Agreement and Subadvisory Agreement
(concluded)

Other Factors: In evaluating fees, the Board also considered indirect benefits or profits the Advisors or their affiliates may receive as a result of their relationships with the Fund ("fall-out benefits"). The Directors, including the Independent Directors, considered the intangible benefits that accrue to the Advisors and their affiliates by virtue of their relationships with the Fund, including potential benefits accruing to the Advisors and their affiliates as a result of participating in offerings of the Fund's shares, potentially stronger relationships with members of the broker-dealer community, increased name recognition of the Advisors and their affiliates, enhanced sales of other investment funds and products sponsored by the Advisors and their affiliates and increased assets under management which may increase the benefits realized by the Advisors from soft dollar arrangements with broker-dealers. The Board also considered the unquantifiable nature of these potential benefits.

Conclusion with Respect to the Agreements

In reviewing and approving the continuation of the Agreements, the Directors did not identify any single factor discussed above as all-important or controlling, but considered all factors together, and different Directors may have attributed different weights to the various factors considered. The Independent Directors were also assisted by the advice of independent legal counsel in making this determination. The Directors, including the Independent Directors, unanimously determined that each of the factors described above, in light of all the other factors and all of the facts and circumstances applicable to the Fund, was acceptable for the Fund and supported the Directors' conclusion that the terms of each Agreement were fair and reasonable, that the Fund's fees are reasonable in light of the services provided to the Fund and that each Agreement should be approved.


         BLACKROCK MUNIVEST FUND II, INC.              OCTOBER 31, 2008       23

Automatic Dividend Reinvestment Plan

How the Plan Works -- The Fund offers a Dividend Reinvestment Plan (the "Plan") under which income and capital gains dividends paid by the Fund are automatically reinvested in additional Common Shares of the Fund. The Plan is administered on behalf of the shareholders by BNY Mellon Shareowner Services (the "Plan Agent"). Under the Plan, whenever the Fund declares a dividend, participants in the Plan will receive the equivalent in Common Shares of the Fund. The Plan Agent will acquire the shares for the participant's account either (i) through receipt of additional unissued but authorized shares of the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Shares on the open market on the New York Stock Exchange or elsewhere. If, on the dividend payment date, the Fund's net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (a condition often referred to as a "market premium"), the Plan Agent will invest the dividend amount in newly issued shares. If the Fund's net asset value per share is greater than the market price per share (a condition often referred to as a "market discount"), the Plan Agent will invest the dividend amount by purchasing on the open market additional shares. If the Plan Agent is unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any uninvested portion in newly issued shares. The shares acquired are credited to each shareholder's account. The amount credited is determined by dividing the dollar amount of the dividend by either (i) when the shares are newly issued, the net asset value per share on the date the shares are issued or
(ii) when shares are purchased in the open market, the average purchase price per share.

Participation in the Plan -- Participation in the Plan is automatic, that is, a shareholder is automatically enrolled in the Plan when he or she purchases Common Shares of the Fund unless the shareholder specifically elects not to participate in the Plan. Shareholders who elect not to participate will receive all dividend distributions in cash. Shareholders who do not wish to participate in the Plan must advise the Plan Agent in writing (at the address set forth below) that they elect not to participate in the Plan. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by writing to the Plan Agent.

Benefits of the Plan -- The Plan provides an easy, convenient way for shareholders to make additional, regular investments in the Fund. The Plan promotes a long-term strategy of investing at a lower cost. All shares acquired pursuant to the Plan receive voting rights. In addition, if the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and with a cash value greater than the value of any cash distribution they would have received. However, there may not be enough shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

Plan Fees -- There are no enrollment fees or brokerage fees for participating in the Plan. The Plan Agent's service fees for handling the reinvestment of distributions are paid for by the Fund. However, brokerage commissions may be incurred when the Fund purchases shares on the open market and shareholders will pay a pro rata share of any such commissions.

Tax Implications -- The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Therefore, income and capital gains may still be realized even though shareholders do not receive cash. The value of shares acquired pursuant to the Plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when the Fund's shares are trading at a market premium, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of the discount from the market value (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Contact Information -- All correspondence concerning the Plan, including any questions about the Plan, should be directed to the Plan Agent at BNY Mellon Shareowner Services, P.O. Box 358035, Pittsburgh, PA 15252-8035, Telephone:
(866) 216-0242.


24       BLACKROCK MUNIVEST FUND II, INC.              OCTOBER 31, 2008

Officers and Directors

                                                                                              Number of
                                                                                              BlackRock-
                        Position(s)      Length of                                            Advised Funds
Name, Address           Held with        Time Served      Principal Occupation(s)             and Portfolios
and Year of Birth       Fund             as a Director 2  During Past Five Years              Overseen        Public Directorships
====================================================================================================================================
Non-Interested Directors 1
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Cavanagh     Chairman of      Since 2007       Trustee, Aircraft Finance Trust     113 Funds       Arch Chemical
40 East 52nd Street     the Board                         since 1999; Director, The           110 Portfolios  (chemical and allied
New York, NY 10022      and Director                      Guardian Life Insurance Company                     products)
1946                                                      of America since 1998; Trustee,
                                                          Educational Testing Service
                                                          since 1997; Director, The
                                                          Fremont Group since 1996;
                                                          Formerly President and Chief
                                                          Executive Officer of The
                                                          Conference Board, Inc. (global
                                                          business research organization)
                                                          from 1995 to 2007.
------------------------------------------------------------------------------------------------------------------------------------
Karen P. Robards        Vice Chair       Since 2007       Partner of Robards & Company,       113 Funds       AtriCure, Inc.
40 East 52nd Street     of the Board,                     LLC (financial advisory firm)       110 Portfolios  (medical devices);
New York, NY 10022      Chair of                          since 1987; Co-founder and                          Care Investment
1950                    the Audit                         Director of the Cooke Center for                    Trust, Inc. (health
                        Committee                         Learning and Development (a                         care REIT)
                        and Director                      not-for-profit organization)
                                                          since 1987; Formerly Director of
                                                          Enable Medical Corp. from 1996
                                                          to 2005; Formerly an investment
                                                          banker at Morgan Stanley from
                                                          1976 to 1987.
------------------------------------------------------------------------------------------------------------------------------------
G. Nicholas             Director         Since 2007       Chairman and Chief Executive        113 Funds       None
Beckwith, III                                             Officer, Arch Street Management,    110 Portfolios
40 East 52nd Street                                       LLC (Beckwith Family Foundation)
New York, NY 10022                                        and various Beckwith property
1945                                                      companies since 2005; Chairman
                                                          of the Board of Directors,
                                                          University of Pittsburgh Medical
                                                          Center since 2002; Board of
                                                          Directors, Shady Side Hospital
                                                          Foundation since 1977; Board of
                                                          Directors, Beckwith Institute
                                                          for Innovation In Patient Care
                                                          since 1991; Member, Advisory
                                                          Council on Biology and Medicine,
                                                          Brown University since 2002;
                                                          Trustee, Claude Worthington
                                                          Benedum Foundation (charitable
                                                          foundation) since 1989; Board of
                                                          Trustees, Chatham University
                                                          since 1981; Board of Trustees,
                                                          University of Pittsburgh since
                                                          2002; Emeritus Trustee, Shady
                                                          Side Academy since 1977;
                                                          Formerly Chairman and Manager,
                                                          Penn West Industrial Trucks LLC
                                                          (sales, rental and servicing of
                                                          material handling equipment)
                                                          from 2005 to 2007; Formerly
                                                          Chairman, President and Chief
                                                          Executive Officer, Beckwith
                                                          Machinery Company (sales, rental
                                                          and servicing of construction
                                                          equipment) from 1985 to 2005;
                                                          Formerly Board of Directors,
                                                          National Retail Properties
                                                          (REIT) from 2006 to 2007.
------------------------------------------------------------------------------------------------------------------------------------
Kent Dixon              Director and     Since 2007       Consultant/Investor since 1988.     113 Funds       None
40 East 52nd Street     Member of                                                             110 Portfolios
New York, NY 10022      the Audit
1937                    Committee
------------------------------------------------------------------------------------------------------------------------------------
Frank J. Fabozzi        Director and     Since 2007       Consultant/Editor of The Journal    113 Funds       None
40 East 52nd Street     Member of                         of Portfolio Management since       110 Portfolios
New York, NY 10022      the Audit                         2006; Professor in the Practice
1948                    Committee                         of Finance and Becton Fellow,
                                                          Yale University, School of
                                                          Management since 2006; Formerly
                                                          Adjunct Professor of Finance and
                                                          Becton Fellow, Yale University
                                                          from 1994 to 2006.
------------------------------------------------------------------------------------------------------------------------------------
Kathleen F. Feldstein   Director         Since 2007       President of Economics Studies,     113 Funds       The McClatchy
40 East 52nd Street                                       Inc. (private economic              110 Portfolios  Company
New York, NY 10022                                        consulting firm) since 1987;                        (newspaper
1941                                                      Chair, Board of Trustees, McLean                    publishing)
                                                          Hospital from 2000 to 2008 and
                                                          Trustee Emeritus thereof since
                                                          2008; Member of the Corporation
                                                          of Partners Community
                                                          Healthcare, Inc. since 2005;
                                                          Member of the Corporation of
                                                          Partners HealthCare since 1995;
                                                          Member of the Corporation of
                                                          Sherrill House (health care)
                                                          since 1990; Trustee, Museum of
                                                          Fine Arts, Boston since 1992;
                                                          Member of the Visiting Committee
                                                          to the Harvard University Art
                                                          Museum since 2003; Trustee, The
                                                          Committee for Economic
                                                          Development (research
                                                          organization) since 1990; Member
                                                          of the Advisory Board to the
                                                          International School of
                                                          Business, Brandeis University
                                                          since 2002.
------------------------------------------------------------------------------------------------------------------------------------
James T. Flynn          Director and     Since 2007       Formerly Chief Financial Officer    113 Funds       None
40 East 52nd Street     Member of                         of JPMorgan & Co., Inc. from        110 Portfolios
New York, NY 10022      the Audit                         1990 to 1995.
1939                    Committee
------------------------------------------------------------------------------------------------------------------------------------


         BLACKROCK MUNIVEST FUND II, INC.              OCTOBER 31, 2008       25

                                                                                              Number of
                                                                                              BlackRock-
                        Position(s)      Length of                                            Advised Funds
Name, Address           Held with        Time Served      Principal Occupation(s)             and Portfolios
and Year of Birth       Fund             as a Director 2  During Past Five Years              Overseen        Public Directorships
====================================================================================================================================
Non-Interested Directors 1 (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Jerrold B. Harris       Director         Since 2007       Trustee, Ursinus College since      113 Funds       BlackRock-Kelso
40 East 52nd Street                                       2000; Director, Troemner LLC        110 Portfolios  Capital Corp.
New York, NY 10022                                        (scientific equipment) since
1942                                                      2000.
------------------------------------------------------------------------------------------------------------------------------------
R. Glenn Hubbard        Director         Since 2007       Dean of Columbia Business School    113 Funds       ADP (data and
40 East 52nd Street                                       since 2004; Columbia faculty        110 Portfolios  information services);
New York, NY 10022                                        member since 1988; Formerly                         KKR Financial
1958                                                      Co-Director of Columbia Business                    Corporation (finance);
                                                          School's Entrepreneurship                           Duke Realty
                                                          Program from 1997 to 2004;                          (real estate);
                                                          Visiting Professor at the John                      Metropolitan Life
                                                          F. Kennedy School of Government                     Insurance Company
                                                          at Harvard University and the                       (insurance);
                                                          Harvard Business School since                       Information
                                                          1985 and at the University of                       Services Group
                                                          Chicago since 1994; Formerly                        (media/technology)
                                                          Chairman of the U.S. Council of
                                                          Economic Advisers under the
                                                          President of the United States
                                                          from 2001 to 2003.
------------------------------------------------------------------------------------------------------------------------------------
W. Carl Kester          Director and     Since 2007       Mizuho Financial Group Professor    113 Funds       None
40 East 52nd Street     Member of                         of Finance, Harvard Business        110 Portfolios
New York, NY 10022      the Audit                         School and Deputy Dean for
1951                    Committee                         Academic Affairs since 2006;
                                                          Unit Head, Finance, Harvard
                                                          Business School from 2005 to
                                                          2006; Senior Associate Dean and
                                                          Chairman of the MBA Program of
                                                          Harvard Business School from
                                                          1999 to 2005; Member of the
                                                          faculty of Harvard Business
                                                          School since 1981; Independent
                                                          Consultant since 1978.
------------------------------------------------------------------------------------------------------------------------------------
Robert S. Salomon, Jr.  Director and     Since 2007       Formerly Principal of STI           113 Funds       None
40 East 52nd Street     Member of                         Management LLC (investment          110 Portfolios
New York, NY 10022      the Audit                         adviser) from 1994 to 2005.
1936                    Committee
                        ------------------------------------------------------------------------------------------------------------
                        1     Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
                        2     Following the combination of Merrill Lynch Investment Managers, L.P. ("MLIM") and BlackRock, Inc.
                              ("BlackRock") in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows directors as joining the Fund's board in 2007, each director first became a member of the board of directors of other legacy MLIM or legacy BlackRock Funds as follows: G. Nicholas Beckwith, III since
                              1999; Richard E. Cavanagh since 1994; Kent Dixon since 1988; Frank J. Fabozzi since 1988; Kathleen F.
                              Feldstein since 2005; James T. Flynn since 1996; Jerrold B. Harris since 1999; R. Glenn Hubbard since
                              2004; W. Carl Kester since 1998; Karen P. Robards since 1998; and Robert S. Salomon, Jr. since 1996.


26       BLACKROCK MUNIVEST FUND II, INC.              OCTOBER 31, 2008

                                                                                              Number of
                                                                                              BlackRock-
                        Position(s)      Length of                                            Advised Funds
Name, Address           Held with        Time Served      Principal Occupation(s)             and Portfolios
and Year of Birth       Fund             as a Director    During Past Five Years              Overseen        Public Directorships
====================================================================================================================================
Interested Directors 1
------------------------------------------------------------------------------------------------------------------------------------
Richard S. Davis        Director         Since 2007       Managing Director, BlackRock,       184 Funds       None
40 East 52nd Street                                       Inc. since 2005; Formerly Chief     295 Portfolios
New York, NY 10022                                        Executive Officer, State Street
1945                                                      Research & Management Company
                                                          from 2000 to 2005; Formerly
                                                          Chairman of the Board of
                                                          Trustees, State Street Research
                                                          Mutual Funds from 2000 to 2005;
                                                          Formerly Chairman, SSR Realty
                                                          from 2000 to 2004.
------------------------------------------------------------------------------------------------------------------------------------
Henry Gabbay            Director         Since 2007       Consultant, BlackRock, Inc.         184 Funds       None
40 East 52nd Street                                       since 2007; Formerly Managing       295 Portfolios
New York, NY 10022                                        Director, BlackRock, Inc. from
1947                                                      1989 to 2007; Formerly Chief
                                                          Administrative Officer,
                                                          BlackRock Advisors, LLC from
                                                          1998 to 2007; Formerly President
                                                          of BlackRock Funds and BlackRock
                                                          Bond Allocation Target Shares
                                                          from 2005 to 2007; Formerly
                                                          Treasurer of certain closed-end
                                                          funds in the BlackRock fund
                                                          complex from 1989 to 2006.
                        ------------------------------------------------------------------------------------------------------------
                        1     Mr. Davis is an "interested person," as defined in the Investment Company Act of 1940, of the Fund based on his position with BlackRock, Inc. and its affiliates. Mr. Gabbay is an "interested person" of the Fund due to his consulting arrangement with BlackRock, Inc. as well as his ownership of BlackRock,
                              Inc. and PNC securities. Directors serve until their resignation, removal or death, or until December
                              31 of the year in which they turn 72.


         BLACKROCK MUNIVEST FUND II, INC.              OCTOBER 31, 2008       27

Officers and Directors (concluded)

                        Position(s)      Length of
Name, Address           Held with        Time
and Year of Birth       Fund             Served           Principal Occupation(s) During Past Five Years
====================================================================================================================================
Fund Officers 1
------------------------------------------------------------------------------------------------------------------------------------
Donald C. Burke         Fund             Since 2007       Managing Director of BlackRock, Inc. since 2006; Formerly Managing
40 East 52nd Street     President                         Director of Merrill Lynch Investment Managers, L.P. ("MLIM") and Fund
New York, NY 10022      and Chief                         Asset Management, L.P. ("FAM") in 2006; First Vice President thereof
1960                    Executive                         from 1997 to 2005; Treasurer thereof from 1999 to 2006 and Vice
                        Officer                           President thereof from 1990 to 1997.
------------------------------------------------------------------------------------------------------------------------------------
Anne F. Ackerley        Vice             Since 2007       Managing Director of BlackRock, Inc. since 2000; Chief Operating Officer
40 East 52nd Street     President                         of BlackRock's U.S. Retail Group since 2006; Head of BlackRock's Mutual
New York, NY 10022                                        Fund Group from 2000 to 2006; Merrill Lynch & Co., Inc. from 1984 to
1962                                                      1986 and from 1988 to 2000, most recently as First Vice President and
                                                          Operating Officer of the Mergers and Acquisitions Group.
------------------------------------------------------------------------------------------------------------------------------------
Neal J. Andrews         Chief            Since 2007       Managing Director of BlackRock, Inc. since 2006; Formerly Senior Vice
40 East 52nd Street     Financial                         President and Line of Business Head of Fund Accounting and
New York, NY 10022      Officer                           Administration at PNC Global Investment Servicing (U.S.) Inc. (formerly
1966                                                      PFPC Inc.) from 1992 to 2006.
------------------------------------------------------------------------------------------------------------------------------------
Jay M. Fife             Treasurer        Since 2007       Managing Director of BlackRock, Inc. since 2007 and Director in 2006;
40 East 52nd Street                                       Formerly Assistant Treasurer of the MLIM/FAM-advised Funds from 2005 to
New York, NY 10022                                        2006; Director of MLIM Fund Services Group from 2001 to 2006.
1970
------------------------------------------------------------------------------------------------------------------------------------
Brian P. Kindelan       Chief            Since 2007       Chief Compliance Officer of the BlackRock-advised Funds since 2007;
40 East 52nd Street     Compliance                        Anti-Money Laundering Officer of the BlackRock-advised Funds since 2007;
New York, NY 10022      Officer of                        Managing Director and Senior Counsel of BlackRock, Inc. since 2005;
1959                    the Fund                          Director and Senior Counsel of BlackRock Advisors, Inc. from 2001 to
                                                          2004 and Vice President and Senior Counsel thereof from 1998 to 2000;
                                                          Formerly Senior Counsel of The PNC Bank Corp. from 1995 to 1998.
------------------------------------------------------------------------------------------------------------------------------------
Howard B. Surloff       Secretary        Since 2007       Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds
40 East 52nd Street                                       at BlackRock, since 2006; Formerly Inc. General Counsel (U.S.) of
New York, NY 10022                                        Goldman Sachs Asset Management, L.P. from 1993 to 2006.
1965
                        ------------------------------------------------------------------------------------------------------------
                        1     Officers of the Fund serve at the pleasure of the Board of Directors.
------------------------------------------------------------------------------------------------------------------------------------

Custodian
The Bank of New York Mellon
New York, NY 10286

Transfer Agent
Common Shares and
Preferred Shares:
BNY Mellon Shareowner
Services
Jersey City, NJ 07310

Accounting Agent
State Street Bank and
Trust Company
Princeton, NJ 08540

Independent Registered Public
Accounting Firm
Deloitte & Touche LLP
Princeton, NJ 08540

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
New York, NY 10036


28       BLACKROCK MUNIVEST FUND II, INC.              OCTOBER 31, 2008

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on September 12, 2008 for shareholders of record on July 14, 2008 to elect director nominees of BlackRock MuniVest Fund II, Inc.:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Shares Voted    Shares Withheld
                                                                                                         For           From Voting
------------------------------------------------------------------------------------------------------------------------------------
Approved the Directors as follows:                  G. Nicholas Beckwith, III                         18,161,026         344,988
                                                    Kent Dixon                                        18,156,130         349,884
                                                    R. Glenn Hubbard                                  18,154,376         351,638
                                                    W. Carl Kester                                         4,576 1           862 1
                                                    Robert S. Salomon, Jr.                            18,155,980         350,034
                                                    Richard S. Davis                                  18,166,170         339,844
                                                    Frank J. Fabozzi                                       4,576 1           862 1
                                                    James T. Flynn                                    18,153,530         352,484
                                                    Karen P. Robards                                  18,156,338         349,676
                                                    Richard E. Cavanagh                               18,157,526         348,488
                                                    Kathleen F. Feldstein                             18,153,385         352,629
                                                    Henry Gabbay                                      18,162,358         343,656
                                                    Jerrold B. Harris                                 18,156,305         349,709
------------------------------------------------------------------------------------------------------------------------------------

1     Voted by holders of Preferred Shares only.

Section 19 Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Fund's investment experience during the year and may be subject to changes based on the tax regulations. The Fund will send you a Form 1099-DIV each calendar year that will tell you how to report these distributions for federal income tax purposes.

------------------------------------------------------------------------------------------------------------------------------------
                                                    Total Fiscal Year to Date                  Percentage of Fiscal Year to Date
                                             Cumulative Distributions by Character           Cumulative Distributions by Character
                                           -----------------------------------------       -----------------------------------------
                                                          Net                                             Net
                                               Net     Realized   Return   Total Per           Net     Realized   Return   Total Per
                                           Investment   Capital     of      Common         Investment   Capital     of      Common
                                             Income      Gains    Capital    Share           Income      Gains    Capital    Share
------------------------------------------------------------------------------------------------------------------------------------
BlackRock Munivest Fund II, Inc. .......     $0.851    $0.00272     --      $0.854            100%         0%        0%       100%
------------------------------------------------------------------------------------------------------------------------------------


         BLACKROCK MUNIVEST FUND II, INC.              OCTOBER 31, 2008       29

Dividend Policy

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.

Fund Certification

The Fund is listed for trading on the New York Stock Exchange ("NYSE") and has filed with the NYSE its annual chief executive officer certification regarding compliance with the NYSE's listing standards. The Fund filed with the Securities and Exchange Commission ("SEC") the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Electronic Delivery

Electronic copies of most financial reports are available on the Fund's website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Fund's electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.


30       BLACKROCK MUNIVEST FUND II, INC.              OCTOBER 31, 2008

Additional Information (concluded)

General Information

The Fund does not make available copies of its Statements of Additional Information because the Fund's shares are not continuously offered, which means that the Statement of Additional Information of the Fund has not been updated after completion of the Fund's offering and the information contained in the Fund's Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Fund's investment objectives or policies or to the Fund's charters or by-laws that were not approved by the shareholders or in the principal risk factors associated with investment in the Fund. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund's portfolios.

The Fund will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called "householding" and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Quarterly performance, semi-annual and annual reports and other information regarding the Fund may be found on BlackRock's website, which can be accessed at http://www.blackrock.com. This reference to BlackRock's website is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock's website into this report.

Articles Supplementary

Effective September 13, 2008, following approval by the Fund's Board and the applicable rating agencies, the Board amended the terms of the Fund's Preferred Shares in order to allow the Fund to enter into TOB transactions, the proceeds of which were used to redeem a portion of the Fund's Preferred Shares. Accordingly, the definition of Inverse Floaters was amended to incorporate the Fund's permissible ratio of floating rate instruments into inverse floating rate instruments. Additionally, conforming changes and certain formula modifications concerning inverse floaters were made to the definitions of Moody's Discount Factor and S&P Discount Factor, as applicable, to integrate the Fund's investments in TOBs into applicable calculations.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.


         BLACKROCK MUNIVEST FUND II, INC.              OCTOBER 31, 2008       31

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares, currently set at the maximum reset rate as a result of failed auctions, may affect the yield to Common Shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free (800) 441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at www.blackrock.com or by calling (800) 441-7762 and (2) on the Securities and Exchange Commission's website at http://www.sec.gov.

BlackRock MuniVest Fund II, Inc.
100 Bellevue Parkway
Wilmington, DE 19809

                                                                       BLACKROCK

                                                                    #16807-10/08

Item 2 - Code of Ethics - The registrant (or the "Fund") has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors or trustees, as applicable (the "board of directors") has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
            Kent Dixon
            Frank J. Fabozzi
            James T. Flynn
            W. Carl Kester
            Karen P. Robards
            Robert S. Salomon, Jr.

            The registrant's board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to
            Item 3(c)(4) of Form N-CSR.

            Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester's financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements.

            Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

            Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 -    Principal Accountant Fees and Services

-----------------------------------------------------------------------------------------------------------------------------------
                         (a) Audit Fees          (b) Audit-Related Fees(1)        (c) Tax Fees(2)            (d) All Other Fees(3)
-----------------------------------------------------------------------------------------------------------------------------------
                      Current      Previous        Current      Previous        Current      Previous        Current      Previous
                    Fiscal Year     Fiscal       Fiscal Year     Fiscal       Fiscal Year     Fiscal       Fiscal Year     Fiscal
   Entity Name          End        Year End          End        Year End          End        Year End          End        Year End
-----------------------------------------------------------------------------------------------------------------------------------
BlackRock MuniVest
Fund II, Inc.         $32,500      $52,850           $3,500       $3,500        $6,100        $6,100          $1,049        $1,042
-----------------------------------------------------------------------------------------------------------------------------------

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
2 The nature of the services include tax compliance, tax advice and tax planning.
3 The nature of the services include a review of compliance procedures and attestation thereto.

            (e)(1) Audit Committee Pre-Approval Policies and Procedures:

                  The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are
            a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

                  Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to one or more of its members the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

            (e)(2) None of the services described in each of Items 4(b) through
            (d) were approved by the audit committee pursuant to paragraph
            (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

            (f) Not Applicable

            (g) Affiliates' Aggregate Non-Audit Fees:

            --------------------------------------------------------------------
                                               Current Fiscal    Previous Fiscal
            Entity Name                           Year End           Year End
            --------------------------------------------------------------------
            BlackRock MuniVest Fund II, Inc.      $298,149           $295,142
            --------------------------------------------------------------------

            (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant's investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
            (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

            Regulation S-X Rule 2-01(c)(7)(ii) - $287,500, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

            Kent Dixon
            Frank J. Fabozzi
            James T. Flynn
            W. Carl Kester
            Karen P. Robards
            Robert S. Salomon, Jr.

Item 6 -    Investments
            (a) The registrant's Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.
            (b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - The board of directors has delegated the voting of proxies for the Fund securities to the Fund's investment advisor ("Investment Adviser") pursuant to the Investment Adviser's proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund's stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser's Equity Investment Policy Oversight Committee, or a sub-committee thereof (the "Oversight Committee") is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser's Portfolio Management Group and/or the Investment Adviser's Legal and Compliance Department and concluding that the vote cast is in its client's best interest notwithstanding the conflict. A copy of the Fund's Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC's website at http://www.sec.gov.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - as of October 31, 2008.

            (a)(1) BlackRock MuniVest Fund II, Inc. is managed by a team of investment professionals comprised of Theodore R. Jaeckel, Jr., CFA and Walter O'Connor. Each is a member of BlackRock's municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the Fund's portfolio, which includes setting the Fund's overall investment strategy, overseeing the management of the Fund and/or selection of its investments. Messrs. Jaeckel and O'Connor have been members of the Fund's portfolio management team since 2006.

            Mr. Jaeckel joined BlackRock in 2006. Prior to joining BlackRock, he was a Managing Director (Municipal Tax-Exempt Fund Management) of Merrill Lynch Investment Managers, L.P. ("MLIM") from 2005 to 2006 and a Director of MLIM from 1997 to 2005. He has been a portfolio manager with BlackRock or MLIM since 1991.

            Mr. O'Connor joined BlackRock in 2006. Prior to joining BlackRock, he was a Managing Director (Municipal Tax-Exempt Fund Management) of MLIM from 2003 to 2006 and was a Director of MLIM from 1997 to 2002. He has been a portfolio manager with BlackRock or MLIM since 1991.

            (a)(2) As of October 31, 2008:

            -----------------------------------------------------------------------------------------------------------------------
                                                                                                Number of Other Accounts and
                                        Number of Other Accounts Managed                       Assets for Which Advisory Fee is
                                           and Assets by Account Type                                 Performance-Based
            -----------------------------------------------------------------------------------------------------------------------
                                    Other             Other                                Other            Other
                Name of           Registered          Pooled                             Registered        Pooled
               Portfolio          Investment        Investment         Other             Investment       Investment        Other
                Manager           Companies          Vehicles         Accounts           Companies         Vehicles        Accounts
            -----------------------------------------------------------------------------------------------------------------------
            Theodore R.
            Jaeckel, Jr.             81                0                 0                   0                0                0
            -----------------------------------------------------------------------------------------------------------------------
                               $16.75 Billion         $0                $0                  $0               $0               $0
            -----------------------------------------------------------------------------------------------------------------------
            Walter O'Connor          81                0                 0                   0                0                0
            -----------------------------------------------------------------------------------------------------------------------
                               $16.75 Billion         $0                $0                  $0               $0               $0
            -----------------------------------------------------------------------------------------------------------------------

            (iv) Potential Material Conflicts of Interest

            BlackRock, Inc. and its affiliates (collectively, herein "BlackRock") has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made for the Fund. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates') officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors or employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. In this regard, it should be noted that a portfolio manager may currently manage certain accounts that are subject to performance fees. In addition, a portfolio manager may assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

            As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

            (a)(3) As of October 31, 2008:

            Portfolio Manager Compensation Overview

            BlackRock's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan.

            Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

            Discretionary Incentive Compensation

            Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager's group within BlackRock, the investment performance, including risk-adjusted returns, of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock. In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock's Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to the portfolio managers, such benchmarks for the Fund include a combination of market-based indices (e.g., Barclays Capital Municipal Bond Index), certain customized indices and certain fund industry peer groups.

            BlackRock's Chief Investment Officers make a subjective determination with respect to the portfolio managers' compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above. Performance is measured on both a pre-tax and after-tax basis over various time periods including 1, 3, 5 and 10-year periods, as applicable.

            Distribution of Discretionary Incentive Compensation

            Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on BlackRock's ability to sustain and improve its performance over future periods.

                  Long-Term Retention and Incentive Plan ("LTIP") -- The LTIP is
            a long-term incentive plan that seeks to reward certain key employees. Beginning in 2006, awards are granted under the LTIP in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in BlackRock, Inc. common stock. Messrs. Jaeckel and O'Connor have each received awards under the LTIP.

                  Deferred Compensation Program -- A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm's investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options. Messrs. Jaeckel and O'Connor have each participated in the deferred compensation program.

            Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

                  Incentive Savings Plans -- BlackRock, Inc. has created a
            variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock has positive net operating income. The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

            (a)(4) Beneficial Ownership of Securities. As of October 31, 2008,
                   the dollar range of securities beneficially owned by each portfolio manager in the Fund is shown below:

                -----------------------------------------------------------
                Portfolio Manager             Dollar Range of Equity
                                              Securities Beneficially Owned
                -----------------------------------------------------------
                Theodore R. Jaeckel, Jr.      $10,001 - $50,000
                -----------------------------------------------------------
                Walter O'Connor               None
                -----------------------------------------------------------

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable due to no such purchases during the period covered by this report.

Item 10 -   Submission of Matters to a Vote of Security Holders - The
            registrant's Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant's Secretary. There have been no material changes to these procedures.

Item 11 -   Controls and Procedures

11(a) - The registrant's principal executive and principal financial officers or persons performing similar functions have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -   Exhibits attached hereto

12(a)(1) -  Code of Ethics - See Item 2

12(a)(2) -  Certifications - Attached hereto

12(a)(3) -  Not Applicable

12(b) -     Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniVest Fund II, Inc.


By: /s/ Donald C. Burke
    -------------------
    Donald C. Burke
    Chief Executive Officer of
    BlackRock MuniVest Fund II, Inc.

Date: December 19, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Donald C. Burke
    -------------------
    Donald C. Burke
    Chief Executive Officer (principal executive officer) of
    BlackRock MuniVest Fund II, Inc.

Date: December 19, 2008


By: /s/ Neal J. Andrews
    -------------------
    Neal J. Andrews
    Chief Financial Officer (principal financial officer) of
    BlackRock MuniVest Fund II, Inc.

Date: December 19, 2008